                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              BT INVESTMENT FUNDS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                              BT Investment Funds

                       Cash Management Fund ("Cash Fund")
                           Intermediate Tax Free Fund
                              Tax Free Money Fund
                             NY Tax Free Money Fund
                              Treasury Money Fund
                           International Equity Fund
                           Capital Appreciation Fund
                    BT Investment Lifecycle Long Range Fund
                     BT Investment Lifecycle Mid Range Fund
                    BT Investment Lifecycle Short Range Fund
                           Pacific Basin Equity Fund
                           Latin American Equity Fund
                                 Small Cap Fund
        BT PreservationPlus Income Fund ("PreservationPlus Income Fund")

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held [October 8], 1999

     A Special Meeting of shareholders of BT Investment Funds (the "Trust") will be held at the offices of BT Alex.Brown Incorporated, One South Street, [__] Floor, Baltimore, Maryland 21202, on [October 8], 1999 at 11:00 a.m. (the "Special Meeting"). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts, that is comprised of the above fourteen series (each a "Fund," and collectively, the "Funds") and the Quantitative Equity Fund, Global Emerging Markets Equity Fund, BT Global Equity Fund and BT European Equity Fund, which are not addressed in the accompanying Joint Proxy Statement ("Proxy Statement"). Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each a "Portfolio," and collectively, the "Portfolios"). As feeder funds, each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies. The Portfolios in which the Funds invest are organized either as separate series of BT Investment Portfolios, an open-end management investment company, or as separately registered open-end management investment companies, in each case established as a trust under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund's own shareholders.

     The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

          PROPOSAL I:                  To approve or disapprove new investment advisory agreements (each a
          -----------                  "New Advisory Agreement" and collectively the "New Advisory
          (Proposal IA: All Funds      Agreements") for each Fund's corresponding Portfolio:
          Proposals IB and IC: All
           Funds EXCEPT Cash Fund)
                                          A.  To approve or disapprove a New Advisory Agreement between each
                                       Fund's corresponding Portfolio and Bankers Trust Company ("Bankers
                                       Trust") (the "New BT Advisory Agreements").

                                          B.  To approve or disapprove a New Advisory Agreement between each
                                       Fund's corresponding Portfolio and Morgan Grenfell Inc. ("MGI") (the
                                       "New MGI  Advisory Agreements") to be

                                       implemented within two years of the date of the Special Meeting upon approval of the members of the Trust's and the Portfolios' Boards of
                                       Trustees, respectively, who are not "interested persons" thereof
                                       ("Independent Trustees") (as defined in the Investment Company Act of
                                       1940, as amended (the "Act")).

                                          C.  To approve or disapprove a new sub-investment advisory agreement
                                       (the "New Sub-advisory Agreements," which term, unless otherwise specified, is included within the meaning of New Advisory
                                       Agreements) between MGI and either

                                       .   Bankers Trust (for each Fund EXCEPT Pacific Basin Equity Fund and Latin American Equity Fund) or

                                       .   Morgan Grenfell Investment Services Ltd. ("MGIS" and, together with Bankers Trust and MGI, the "Advisers") (for Pacific Basin
                                       Equity Fund and Latin American Equity Fund ONLY)

                                       under which Bankers Trust or MGIS, as applicable, may perform certain of MGI's responsibilities, at MGI's expense, under the applicable New MGI Advisory Agreement with the applicable Portfolio upon approval of the Independent Trustees of the Trust and the
                                       Portfolio.
     PROPOSAL II:                      To elect Trustees of the Trust and the Portfolios to hold office
     ------------                      until their respective successors have been duly elected and
     (All Funds)                       qualified or until their earlier resignation or removal.

     PROPOSAL III:                     To ratify or reject the selection of PricewaterhouseCoopers LLP as
     -------------                     the independent accountants for the applicable Funds and their
     (All Funds EXCEPT                 corresponding Portfolios for the current fiscal year.
     PreservationPlus Income
     Fund)

     PROPOSAL IV:                      To ratify or reject the selection of Ernst & Young LLP as the
     ------------                      independent accountants for PreservationPlus Income Fund and its
     (PreservationPlus Income          corresponding Portfolio for the current fiscal year.
     Fund ONLY)

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

     The New Advisory Agreements described in Proposals IA and IB, respectively, will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreements pursuant to which services were provided to the Portfolios. (The shareholders of Cash Fund are not being asked to vote on Proposals IB and IC.) As more fully discussed in the accompanying Joint Proxy Statement, approval of the New Advisory Agreements, which provide for the same services to be provided at the same fees, is generally occasioned by the merger of Circle Acquisition Corporation, a wholly owned subsidiary of Deutsche Bank A.G. ("Deutsche Bank"), with and into Bankers Trust Corporation, the parent company of Bankers Trust. Each of MGI and MGIS is, and as a result of this transaction, Bankers Trust became, an indirect wholly owned subsidiary of Deutsche Bank. The New Advisory Agreements with MGI described in Proposal IB and the New Sub-advisory Agreements with Bankers Trust or MGIS, as applicable, described in Proposal IC will permit Deutsche Bank, upon the approval of the Independent Trustees of the Trust and the Portfolios, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New Advisory Agreements with MGI is needed to permit Deutsche Bank a sufficient amount of time (which will vary for different Portfolios) to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.

     The close of business on July 22, 1999 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

     IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-732-6168.

     This notice and related proxy material are first being mailed to shareholders on or about [August 23], 1999. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                 By Order of the Board of Trustees,

                                 Daniel O. Hirsch, Secretary

New York, New York

[August 23], 1999

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                              BT Investment Funds

                       Cash Management Fund ("Cash Fund")
                Intermediate Tax Free Fund ("Intermediate Fund")
                     Tax Free Money Fund ("Tax Free Fund")
                       NY Tax Free Money Fund ("NY Fund")
                   Treasury Money Fund (the "Treasury Fund")
                International Equity Fund ("International Fund")
                   Capital Appreciation Fund ("Capital Fund")
          BT Investment Lifecycle Long Range Fund ("Long Range Fund")
           BT Investment Lifecycle Mid Range Fund ("Mid Range Fund")
         BT Investment Lifecycle Short Range Fund ("Short Range Fund")
                   Pacific Basin Equity Fund ("Pacific Fund")
               Latin American Equity Fund ("Latin American Fund")
                                 Small Cap Fund
        BT PreservationPlus Income Fund ("PreservationPlus Income Fund")

                                One South Street
                           Baltimore, Maryland 21202

            PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                               [October 8], 1999

     This Joint Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Trustees of BT Investment Funds (the "Trust") with respect to the above fourteen series thereof (each a "Fund," and collectively, the "Funds") for use at the special meeting of the Trust to be held at the offices of BT Alex.Brown Incorporated, One South Street, [__] Floor, Baltimore, Maryland 21202 on [October 8], 1999 at 11:00 a.m. (the "Special Meeting") and at any adjournments thereof. This Proxy Statement and accompanying proxy card(s) ("Proxy") are expected to be mailed to shareholders on or about [August 23], 1999.

     Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each a "Portfolio," and collectively, the "Portfolios"). The Portfolios in which the Funds invest are organized either as separate series of BT Investment Portfolios ("BT Portfolios"), an open-end management investment company, or as separately registered open-end management investment companies, in each case established as a trust under the laws of the State of New York. As feeder funds, each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objectives and policies.

     For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable series or Fund. Some actions described as taken by or with respect to a Fund are actually actions to be taken by the corresponding Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. Further, actions described as being taken by the shareholders of the Trust with respect to its Board of Trustees will also be taken by the Funds as shareholders of the Portfolios with respect to the Portfolios' respective Boards of Trustees. Your vote and the vote of other shareholders of the relevant Fund determines how the Fund will vote with respect to itself and its corresponding Portfolio. See "Background."

     The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

          PROPOSAL I:                To approve or disapprove new investment advisory agreements (each a
          -----------                "New Advisory Agreement" and collectively the "New Advisory
          (Proposal IA: All Funds    Agreements") for each Fund's corresponding Portfolio:
          Proposals IB and IC: All
           Funds EXCEPT Cash Fund)
                                        A.  To approve or disapprove a New Advisory Agreement between each
                                     Fund's corresponding Portfolio and Bankers Trust Company ("Bankers
                                     Trust") (the "New BT Advisory Agreements").

                                        B.  To approve or disapprove a New Advisory Agreement between each
                                     Fund's corresponding Portfolio and Morgan Grenfell Inc. ("MGI") (the
                                     "New MGI Advisory Agreements") to be implemented within two years of the date of the Special Meeting upon approval of the members of the
                                     Trust's and the Portfolios' Boards of Trustees, respectively, who are not "interested persons" thereof ("Independent Trustees") (as defined in the Investment Company Act of 1940, as amended (the "Act")).

                                     C.  To approve or disapprove a new sub-investment advisory agreement
                                     (the "New Sub-advisory Agreements," which term, unless otherwise specified, is included within the meaning of New Advisory Agreements)
                                     between MGI and either

                                     .   Bankers Trust (for each Fund EXCEPT Pacific Fund and Latin
                                     American Fund) or

                                     .   Morgan Grenfell Investment Services Ltd. ("MGIS" and, together with Bankers Trust and MGI, the "Advisers") (for Pacific Fund and
                                     Latin American Fund ONLY)

                                     under which Bankers Trust or MGIS, as applicable, may perform certain of MGI's responsibilities, at MGI's expense, under the applicable New
                                     MGI Advisory Agreement with the applicable Portfolio upon approval of the Independent Trustees of the Trust and the Portfolio.
     PROPOSAL II:                    To elect Trustees of the Trust and the Portfolios to hold office until
     ------------                    their respective successors have been duly elected and qualified or
     (All Funds)                     until their earlier resignation or removal.

     PROPOSAL III:                   To ratify or reject the selection of PricewaterhouseCoopers LLP as the
     -------------                   independent accountants for the applicable Funds and their
     (All Funds EXCEPT               corresponding Portfolios for the current fiscal year.
     PreservationPlus Income
     Fund)

     PROPOSAL IV:                    To ratify or reject the selection of Ernst & Young LLP as the
     -----------

     (PreservationPlus Income        independent accountants for the PreservationPlus Income Fund and its
     Fund ONLY)                      corresponding Portfolio for the current fiscal year.


     The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

     The Funds' shareholders are to consider the approval of New Advisory Agreements for each Fund's corresponding Portfolio, as indicated in the table below:


           Fund                                   Corresponding Portfolio
--------------------------------------------------------------------------------------
Cash Fund****                     Cash Management Portfolio ("Cash Portfolio")*
--------------------------------------------------------------------------------------
Intermediate Fund****      Intermediate Tax Free Portfolio ("Intermediate Portfolio")*
--------------------------------------------------------------------------------------
Tax Free Fund****                Tax Free Money Portfolio ("Tax Free Portfolio")*
--------------------------------------------------------------------------------------
NY Fund****                          NY Tax Free Portfolio ("NY Portfolio")*
--------------------------------------------------------------------------------------
Treasury Fund****                Treasury Money Portfolio ("Treasury Portfolio")*
--------------------------------------------------------------------------------------
International Fund****     International Equity Portfolio ("International Portfolio")*
--------------------------------------------------------------------------------------
Capital Fund****              Capital Appreciation Portfolio ("Capital Portfolio")*
--------------------------------------------------------------------------------------
Long Range Fund****              Asset Management Portfolio ("Asset Portfolio")*
--------------------------------------------------------------------------------------
Mid Range Fund****            Asset Management Portfolio II ("Asset Portfolio II")**
--------------------------------------------------------------------------------------
Short Range Fund****         Asset Management Portfolio III ("Asset Portfolio III")**
--------------------------------------------------------------------------------------
Pacific Fund***                  Pacific Basin Portfolio ("Pacific Portfolio")**
--------------------------------------------------------------------------------------
Latin American Fund***    Latin American Equity Portfolio ("Latin American Portfolio")
--------------------------------------------------------------------------------------
Small Cap Fund****                            Small Cap Portfolio**
--------------------------------------------------------------------------------------
PreservationPlus Income    BT PreservationPlus Income Portfolio (the "PreservationPlus
 Fund****                                      Income Portfolio")**
--------------------------------------------------------------------------------------

__________________
* A separately registered open-end management company organized as a trust under the laws of the State of New York.

**   A separate series of BT Portfolios.

*** Prior to the Merger (as defined herein), the corresponding Portfolios to these Funds were sub-advised by BT Funds Management (International) Limited ("FMIL"), at the time an indirect wholly owned subsidiary of Bankers Trust Corporation ("BT Corporation"). The sub-advisory agreements between Bankers Trust and FMIL with respect to these Funds were terminated prior to the time of the Merger (as defined herein). The sub-advisory agreements between Bankers Trust and FMIL for these Funds are not being renewed. These Funds' shareholders will consider the approval of the New Sub-advisory Agreements between MGI and MGIS.

**** These Funds' shareholders will consider the approval of the New
     Sub-advisory Agreements between MGI and Bankers Trust.

     The shareholders of the Trust are also to consider the election of Charles
P. Biggar, S. Leland Dill, Martin J. Gruber, Richard Hale, Richard J. Herring, Bruce E. Langton, Philip Saunders, Jr. and

Harry Van Benschoten (the "Trustee Nominees") as Trustees of the Trust and Portfolios./1/ Mr. Biggar currently serves on the Board of the Portfolios and Messrs. Dill and Saunders currently serve on the Boards of both the Trust and the Portfolios. Drs. Herring and Gruber and Messrs. Langton and Van Benschoten currently serve as Trustees of various other investment companies within the Bankers Trust family of funds. To ensure adherence by the Trust and the Portfolios to Section 15(f) of the Act, only Mr. Hale will be an "interested person" (within the meaning of Section 2(a)(19) of the Act) of the Funds or Portfolios following the Merger (as defined herein) and the approval of the New Advisory Agreements.

     Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or agents of the Funds. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment to Shareholder Communications Corporation for its services in soliciting proxies and (d) supplementary solicitations to submit Proxies, will be borne by Bankers Trust. If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     The Annual Report of each Fund containing audited financial statements for the fiscal year ended September 30, 1998 (for the Intermediate Fund, International Fund, Capital Fund, Pacific Fund, Latin American Fund, Small Cap Fund and PreservationPlus Income Fund), December 31, 1998 (for the Cash Fund, Tax Free Fund and NY Fund) and March 31, 1999 (for the Long Range Fund, Mid Range Fund and Short Range Fund), as well as the Semi-Annual Report of each Fund (each a "Report"), have previously been furnished to the Funds' respective shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the applicable Fund prior to the time it is voted.

     In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the


/1/ Unless otherwise indicated, references in this Proxy Statement to the "Trustee Nominees" includes the Trustee Nominees of both the Trust and the Portfolios.

Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Trust or a Fund thereof (as applicable) entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

     Shareholders of record at the close of business on July 22, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, the following number of shares of each Fund were issued and outstanding:

      Cash Management Fund .................................             shares
                                                              ---------
      Intermediate Tax Free Fund ...........................             shares
                                                              ---------
      Tax Free Fund ........................................             shares
                                                              ---------
      NY Tax Free Fund .....................................             shares
                                                              ---------
      Treasury Fund ........................................             shares
                                                              ---------
      International Equity Fund ............................             shares
                                                              ---------
      Capital Appreciation Fund ............................             shares
                                                              ---------
      Long Range Fund ......................................             shares
                                                              ---------
      Mid Range Fund .......................................             shares
                                                              ---------
      Short Range Fund .....................................             shares
                                                              ---------
      Pacific Fund .........................................             shares
                                                              ---------
      Latin American Fund ..................................             shares
                                                              ---------
      Small Cap Fund .......................................             shares
                                                              ---------
      PreservationPlus Income Fund .........................             shares
                                                              ---------


     This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one proxy statement. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns of record shares in two or more Funds may receive two or more packages each containing a Proxy Statement and a Proxy for each Fund in which the shareholder is a beneficial owner. It is essential that shareholders complete, date, sign and return each enclosed Proxy, unless a shareholder is voting by telephone or through the Internet.

     In order that your shares may be represented, you are requested to, unless you are voting by telephone or through the Internet:

     .    indicate your instructions on the Proxy (or Proxies);

     .    date and sign the Proxy (or Proxies); and

     .    mail the Proxy (or Proxies) promptly in the enclosed envelope.

Beneficial Ownership of Shares of the Funds

     Annex I attached hereto sets forth information as of the Record Date regarding the beneficial ownership of the Funds' shares by (i) the only persons known by each Fund to beneficially own more than five percent of the outstanding shares of the Fund, (ii) the Trustees and Trustee Nominees, (iii) the executive officers of each Fund, and (iv) the Trustees and executive officers of each Fund as a group. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex I. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

     Collectively, the Trustees and officers of the Trust own less than 1% of each Fund's outstanding shares.

Background

     Master-Feeder Structure. Shareholders of the Funds are being asked to approve the New Advisory Agreements, as applicable, and to elect new Boards of Trustees of the Trust and the Portfolios. As indicated earlier, each Fund operates as a feeder fund in a master-feeder fund arrangement with the Portfolios, which serve as master funds. As feeder funds, the Funds seek to achieve their respective investment objectives by investing all of their investable assets in a corresponding Portfolio with the same investment objectives and policies. The Portfolios invest directly in investment securities and other investments. Pursuant to the requirements of the Act applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. Other feeder funds of a particular Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the applicable New Advisory Agreement(s), the election of Trustees of the Portfolios and the ratification of the Portfolios' independent accountants.

     The Portfolios. As indicated earlier, six of the Portfolios are separate series of BT Portfolios, while the remaining eight Portfolios are separately registered open-end management investment companies. Bankers Trust, a banking corporation organized under the laws of the State of New York, located at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as the investment adviser, custodian and administrator of each Portfolio. Bankers Trust is a wholly owned subsidiary of Bankers Trust Corporation ("BT Corporation"), located at 130 Liberty Street (One Bankers

Trust Plaza), New York, New York 10006, a registered bank holding company organized under the laws of the State of New York. As discussed later in this Proxy Statement, as a result of the Merger (as defined herein), BT Corporation became a wholly owned subsidiary of Deutsche Bank, A.G. ("Deutsche Bank"), located at 31 West 52nd Street, New York, New York 10019. ICC Distributors, Inc., located at Two Portland Square, Portland, Maine 04101, serves as the principal underwriter of each Portfolio. ICC Distributors, Inc. is not affiliated with Bankers Trust, Deutsche Bank, or any of their affiliates.

     The table set forth in Annex II lists the commissions paid by the Portfolios to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934 (the "Exchange Act")), for the most recently completed fiscal year.

                            PROPOSALS IA, IB AND IC

                      Approval Of New ADVISORY Agreements

     The New Advisory Agreements will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreements pursuant to which services were provided to the Portfolios. As more fully discussed below, approval of the New Advisory Agreements, which provide for the same services to be provided at the same fees, is generally occasioned by the Merger (as defined herein) pursuant to which Bankers Trust became an indirect subsidiary of Deutsche Bank. The New MGI Advisory Agreements described in Proposal IB and the New Sub-advisory Agreements with either Bankers Trust or MGIS, as applicable, described in Proposal IC (which are not proposed for approval by shareholders of Cash Fund) will permit Deutsche Bank, upon the approval of the Independent Trustees of the Trust and the applicable Portfolio, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New MGI Advisory Agreements is needed to permit Deutsche Bank a sufficient amount of time (which will vary for different Portfolios) to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.

The Prior Advisory Agreements.

     The Prior Advisory Agreements. Prior to June 4, 1999, Bankers Trust served as investment adviser to each of the Portfolios (as discussed earlier) pursuant to separate investment advisory agreements between Bankers Trust and the applicable Portfolios (the "Prior Advisory Agreements"). The Prior Advisory Agreements were initially approved by the Boards of the applicable Portfolio and Trust, including a majority of the Independent Trustees of the Portfolio or the Trust, respectively.

     The following table lists: (i) the date of each Prior Advisory Agreement;
(ii) the most recent date on which each Prior Advisory Agreement was approved by the applicable Portfolio's Trustees, including a majority of the Independent Trustees, and shareholders; (iii) the most recent date on which each Prior Advisory Agreement was approved by the applicable Fund's Trustees, including a majority of the Independent Trustees, and shareholders; and (iv) the amount paid by the Portfolios to Bankers Trust for services rendered pursuant to the Prior Advisory Agreements (for each Portfolio's last fiscal year):

Portfolio (Fiscal         Date of Prior       Date Last Approved By             Date Last Approved By      Fee
    Year)                   Advisory               Portfolio's                         Fund's
                           Agreement
-------------------------------------------------------------------------------------------------------------------

                                           Trustees      Shareholders*      Trustees     Shareholders*
-------------------------------------------------------------------------------------------------------------------
Cash Portfolio
 (12/31/98)                 4/23/90         3/8/99         4/23/90          3/8/99          4/23/90      $8,019,083

-------------------------------------------------------------------------------------------------------------------
Intermediate Portfolio
 (12/31/98)                  4/8/92         3/8/99          4/8/92          3/8/99           4/8/92      $   87,127

-------------------------------------------------------------------------------------------------------------------
Tax Free Portfolio
 (12/31/98)                 4/23/90         3/8/99         4/23/90          3/8/99          4/23/90      $  250,537

-------------------------------------------------------------------------------------------------------------------
NY Portfolio (12/31/98)
                            4/23/90         3/8/99         4/23/90          3/8/99          4/23/90      $  128,675
-------------------------------------------------------------------------------------------------------------------
Treasury Portfolio
 (12/31/98)                 4/23/90         3/8/99         4/23/90          3/8/99          4/23/90      $3,666,082

-------------------------------------------------------------------------------------------------------------------
International Portfolio
 (9/30/98)                   4/8/92         3/8/99          4/8/92          3/8/99           4/8/92      $8,493,173

-------------------------------------------------------------------------------------------------------------------
Capital Portfolio
 (9/30/98)                 10/28/92         3/8/99        10/28/92          3/8/99         10/28/92      $  252,946

-------------------------------------------------------------------------------------------------------------------
Asset Portfolio
 (3/31/99)                   4/8/92         3/8/99          4/8/92          3/8/99           4/8/92      $4,398,804

-------------------------------------------------------------------------------------------------------------------
Asset Portfolio II
 (3/31/99)                  4/28/93         3/8/99         4/28/93          3/8/99          4/28/93      $  568,810

-------------------------------------------------------------------------------------------------------------------
Asset Portfolio III
 (3/31/99)                  4/28/93         3/8/99         4/28/93          3/8/99          4/28/93      $  370,595

-------------------------------------------------------------------------------------------------------------------
Pacific Portfolio
 (9/30/98)                  4/28/93         3/8/99         4/28/93          3/8/99          4/28/93      $    4,542

-------------------------------------------------------------------------------------------------------------------
Latin American
 Portfolio (9/30/98)        4/28/93         3/8/99         4/28/93          3/8/99          4/28/93      $    9,656

-------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio
 (9/30/98)                  4/28/93         3/8/99         4/28/93          3/8/99          4/28/93      $    1,115

-------------------------------------------------------------------------------------------------------------------
PreservationPlus Income
 Portfolio (9/30/98)        4/28/93         3/8/99         4/28/93          3/8/99          4/28/93      $  202,099

-------------------------------------------------------------------------------------------------------------------

__________________________
* Shareholders voted to approve the Prior Advisory Agreements on their respective dates of inception.

     The Merger. On November 30, 1998, BT Corporation, Deutsche Bank and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Acquisition Corporation, a wholly owned New York subsidiary of Deutsche Bank, merged with and into BT Corporation on June 4, 1999, with BT Corporation continuing as the surviving entity (the "Merger"). Under the terms of the Merger, each outstanding share of BT Corporation common stock was converted into the right to receive $93 in cash, without interest. Since the Merger, BT Corporation, along with its affiliates, has continued to offer the range of financial products and services, including investment advisory services, that it offered prior to the Merger.

     As a result of the Merger, BT Corporation became a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks and a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies (the "Deutsche Bank Group"). At March 31, 1999, the Deutsche Bank Group had total assets of US $727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999 were US $19.6 billion.

     Impact of the Merger on the Prior Advisory Agreements. Section 15(a) of the Act provides, in pertinent part, that "[i]t shall be unlawful for any person to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such registered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company . . . ." Section 15(a)(4) of the Act further requires that such written contract provide for automatic termination in the event of its assignment. Section 2(a)(4) of the Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor.

     While it may be argued otherwise, consummation of the Merger may have resulted in an "assignment" of the Prior Advisory Agreements within the meaning of the Act, terminating the agreements according to their respective terms and the Act as of June 4, 1999. Specifically, as Bankers Trust is a wholly owned subsidiary of BT Corporation, the merger of Circle Corporation with and into BT Corporation could be deemed to have resulted in an "assignment" of the Prior Advisory Agreements with Bankers Trust.

     On May 25, 1999, Bankers Trust was granted an exemptive order (the "Exemptive Order") by the Commission permitting implementation, without obtaining prior shareholder approval, of the New BT Advisory Agreements during an interim period commencing on the date of the closing of the Merger and continuing, for a period of up to 150 days, through the date on which each of the New BT Advisory Agreements are approved or disapproved by the respective shareholders of each Portfolio (the "Interim Period"). Under the terms of the Exemptive Order, Bankers Trust was allowed to receive advisory fees during the Interim Period pursuant to the New BT Advisory Agreements, provided that these fees would be held in escrow pending shareholder approval of the New BT Advisory Agreements. In accordance with the Exemptive Order, the advisory fees charged to the Portfolios and paid to Bankers Trust under the New BT Advisory Agreements have been held in an interest-bearing escrow account and the Portfolios expect to continue to deposit these fees in such account until approval of the New BT Advisory Agreements by the respective shareholders of the Portfolios has been obtained. If the New BT Advisory Agreements are not approved by the shareholders by the expiration of the Interim Period, the fees held in escrow will be remitted to the applicable Fund. As of [__________], 1999, the amount in escrow totaled $[_________].

     The Funds, as shareholders of the Portfolios, are not being asked to approve or disapprove the Merger or the Merger Agreement; rather, they are being asked under these Proposals to approve and continue the New BT Advisory Agreements and to approve the New Advisory Agreements for the Portfolios. Other than the parties and the dates of execution, effectiveness, and initial term of the agreements, the New Advisory Agreements contain substantially the same terms and conditions as the Prior Advisory Agreements. The advisory fee rates charged to the Portfolios under the Prior Advisory Agreements have continued to apply under the New BT Advisory Agreements and would continue to apply under the New MGI Advisory Agreements. MGI, and not the Portfolios, would be solely responsible for paying the sub-advisory fees, which may vary from time to time as approved by the Independent Trustees. In addition, the Advisers have advised the Portfolios that they can expect to continue to receive the same level and quality of services under the New Advisory Agreements as they received under the Prior Advisory Agreements. The Advisers have represented to the Boards that in the event of any material change in the investment management personnel of the Advisers responsible for providing services to the Funds, the Advisers will apprise and consult with the relevant Board or Boards to ensure that the applicable Board, including a majority of the Board's Independent Trustees, is satisfied that the services provided by the Advisers will not be diminished in scope and quality.

The New Advisory Agreements

     The New Advisory Agreements. The form of the New Advisory Agreement and the New Sub-advisory Agreement is attached to this Proxy Statement as Exhibit A. If shareholders approve the New Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter by specific approval of the respective Board or shareholders of the applicable Portfolio, provided that they are also approved by a majority of the Independent Trustees. The terms and conditions of the New Advisory Agreements, including the New Sub-advisory Agreements, other than the parties and their dates of execution, effectiveness and initial term, are substantially the same as those of the Prior Advisory Agreements. The New BT Advisory Agreements and the New MGI Advisory Agreements will be between the Trust and either Bankers Trust or MGI, as applicable; the New Sub-advisory Agreements will be among the Trust, MGI (as Adviser) and either Bankers Trust or MGIS, as applicable (as Sub-adviser). Each of the New BT Advisory Agreements became effective as of June 4, 1999, the date of the consummation of the Merger.

     Under the terms of the New Advisory Agreements, as under the Prior Advisory Agreements, each of the Advisers agrees to furnish the Portfolios with investment advisory and other services in connection with a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the portfolios. Subject to the supervision and control of the Portfolios' Boards, each of the Advisers agrees to (a) conform to all applicable rules and regulations of the Commission, including all applicable provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Exchange Act, the Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will conduct its activities under the New Advisory Agreements in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries, (b) provide the services rendered by it in accordance with the applicable Portfolio's investment objectives and policies as stated in Prospectuses and Statements of Additional Information of the relevant Funds, as from time to time in effect, and the Portfolios' then current registration statements on Form N-1A as filed with the Commission and the then current offering Memorandum if the Portfolio is not registered under the 1933 Act, (c) place orders pursuant to its investment determinations for each Portfolio either directly with the issuer or with any broker or dealer selected by it, (d) determine from time to time what securities or other investments will be purchased, sold or retained by each Portfolio, and (e) maintain books and records with respect to the securities transactions of each Portfolio and render to the Board of Trustees of the Trust such periodic and special reports as they may request.

     The Advisory Fees. The investment advisory fee rate charged to the Portfolios under the New BT Advisory Agreements and the New MGI Advisory Agreements is the same as the investment advisory fee rate charged under the Prior Advisory Agreements. As noted above, the investment advisory fee payable under the New Sub-advisory Agreements would be paid by MGI, not the Portfolios, and may vary from time to time, subject to the approval of the applicable Portfolio's Board of Trustees, including a majority of its Independent Trustees.

     As under the Prior Advisory Agreements, Bankers Trust or MGI, as applicable, is paid a fee under the New Advisory Agreements for its services, calculated daily and paid monthly, equal, on an annual basis, to the following:

              Portfolio                        Advisory Agreement Fee*
-----------------------------------------------------------------------------
                                          Before Waiver        After Waiver
-----------------------------------------------------------------------------
Cash Portfolio                                       0.15%               0.13%
-----------------------------------------------------------------------------
Intermediate Portfolio                               0.40%               0.24%
-----------------------------------------------------------------------------
Tax Free Portfolio                                   0.15%               0.11%
-----------------------------------------------------------------------------
NY Portfolio                                         0.15%               0.10%
-----------------------------------------------------------------------------
Treasury Portfolio                                   0.15%               0.15%
-----------------------------------------------------------------------------
International Portfolio                              0.65%               0.50%
-----------------------------------------------------------------------------
Capital Portfolio                                    0.65%               0.39%
-----------------------------------------------------------------------------
Asset Portfolio                                      0.65%               0.49%
-----------------------------------------------------------------------------
Asset Portfolio II                                   0.65%               0.44%
-----------------------------------------------------------------------------
Asset Portfolio III                                  0.65%               0.42%
-----------------------------------------------------------------------------
Pacific Portfolio                                    0.75%               0.40%
-----------------------------------------------------------------------------
Latin American Portfolio                             1.00%               0.47%
-----------------------------------------------------------------------------
Small Cap Portfolio                                  0.65%               0.48%
-----------------------------------------------------------------------------
PreservationPlus Income Portfolio                    0.70%               0.16%
-----------------------------------------------------------------------------

---------------
     * Each of the Funds, except PreservationPlus Income Fund and Treasury Fund, has an agreement with Bankers Trust for the current fiscal year under which Bankers Trust has contractually waived a portion of the fees payable to it by the respective Fund. The waivers shown were in effect voluntarily for the previous fiscal year and are in effect contractually for the current fiscal year. PreservationPlus Income Fund will have such a contractual agreement effective August 1, 1999.


     Generally. If approved, the New Advisory Agreements, as applicable, will each remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Portfolios' Boards or by the holders of a majority of the Portfolios' respective outstanding voting securities (i.e., in most cases, the Funds) and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Prior Advisory Agreements, the New Advisory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the Portfolios' Boards or by a "majority" vote of the shareholders of the Portfolios (as defined in the Act) or upon 60 days' written notice by the applicable Adviser.

     The services of the Advisers are not deemed to be exclusive and nothing in the New Advisory Agreements prevents them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolios) or from engaging in other activities. In addition, the Advisers are obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The

Portfolios bear certain other expenses including the fees of the Portfolios' Boards. The Portfolios also pay any extraordinary expenses incurred.

     Under the New Advisory Agreements, each of the Advisers will exercise its best judgment in rendering its advisory services. The Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the matters to which the New Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect the Advisers against any liability to the Portfolios or to its shareholders to which the Advisers could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or by reason of the Advisers' reckless disregard of their obligations and duties under the New Advisory Agreements.

The Advisers

     Bankers Trust. Bankers Trust is the principal banking subsidiary of BT Corporation. Bankers Trust is a bank and, therefore, not required to register as an investment adviser under the Advisers Act. Bankers Trust provides a broad range of commercial banking and financial services, including originating loans and other forms of credit, accepting deposits and arranging financings. Bankers Trust also engages in trading currencies, securities, derivatives and commodities. In addition to providing investment advisory services to the Portfolios, Bankers Trust serves as investment adviser to [8] other investment companies. (See Annex III for a list of those investment companies that Bankers Trust advises that have investment objectives similar to those of the Portfolios, together with information regarding the fees charged to those companies.) As of March 31, 1999, Bankers Trust had over $313 billion of assets under management, including approximately [$16.2] million of assets in the Portfolios.

     The names, businesses addresses and principal occupations of the current directors and chief executive officer of Bankers Trust are set forth below.

          Name and Address                    Principal Occupation

Josef Ackermann                   Chairman of the Board,
Deutsche Bank A.G.                Chief Executive Officer and President
Taunusanlage 12                   Member, Board of Managing Directors
D-60262 Frankfurt am Main         Deutsche Bank A.G.
Federal Republic of Germany

Robert B. Allardice III           Executive Vice President
Deutsche Bank A.G.                Deutsche Bank Americas Holding Corp.
31 West 52nd Street
New York, NY  10019

Hans Angermueller                 Director of various corporations
Shearman & Sterling               Shearman & Sterling, of counsel
599 Lexington Avenue
New York, NY 10022

Mr. George B. Beitzel             Director of various corporations
29 King Street
Chappaqua, NY  10514-3432

Mr. William R. Howell             Chairman Emeritus
J.C. Penney Company, Inc.         J.C. Penney Company, Inc.
P.O. Box 10001                    Director of various corporations
Dallas, TX  75301-1109

Hermann-Josef Lamberti            Member, Board of Managing Directors
Deutsche Bank A.G.                Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

John A. Ross                      Regional Chief Executive Officer
Deutsche Bank A.G.                Deutsche Bank Americas Holding Corp.
31 West 52nd Street
New York, NY  10019

Ronaldo H. Schmitz                Member, Board of Managing Directors
Deutsche Bank A.G.                Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

     In addition to serving as investment adviser to the Portfolios, Bankers Trust also serves as administrator, transfer agent and custodian of each Portfolio and Fund. These services will continue to be provided by Bankers Trust after approval of the New Advisory Agreements. (Annex IV sets forth the fees paid to Bankers Trust by the Portfolios and the Funds for these services for each Fund's most recently completed fiscal year.)

     MGI. MGI is a corporation organized under the laws of the State of Delaware and is registered investment adviser under the Advisers Act. It is located at 885 Third Avenue, 32nd Floor, New York, NY 10022. MGI provides a full range of investment advisory services to institutional clients. MGI serves as investment adviser to [___] other investment companies. MGI is a subsidiary of Morgan Grenfell Asset Management Ltd. ("MGAM"), located at 20 Finsbury Circus, London, England, a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, located at 23 Great Winchester Street, London, England, an investment holding company, which is, in turn, a wholly owned subsidiary of Deutsche Bank. MGAM currently manages approximately $[165] billion for a wide range of pension, corporate, insurance, local authority, government and private clients worldwide. (See Annex III for a list of those investment companies that MGI advises that have investment objectives similar to those of the Portfolios, together with the information regarding the fees charged to those companies.)

     The names, business addresses and principal occupations of the current directors and chief executive officer of MGI are set forth below. Except as otherwise indicated, the business address of the individuals named below is 885 Third Avenue, 32nd Floor, New York, NY 10022 and their positions at MGI constitute their principal occupation.

       Name and Address

James Minnick                 President and Director, Morgan Grenfell

                              Inc.

David Westover Baldt          Executive Vice President and Director,
                              Morgan Grenfell Inc.

Joan A. Binstock              Chief Operating Officer, Secretary,
                              Treasurer, and Director, Morgan Grenfell
                              Inc.

Audrey Mary Theresa Jones     Executive Vice President, Portfolio
                              Manager and Director, Morgan Grenfell Inc.


Richard Marin                 Managing Director, Deutsche Bank, A.G.
130 Liberty Street
New York, NY 10006

Robert H. Smith               Chairman and Director, Morgan Grenfell
                              Inc.; Chief Executive Officer, Morgan
                              Grenfell Asset Management; Chairman and
                              Chief Executive Officer, Morgan Grenfell
                              Development Capital

Steven Schneider              Managing Director, Deutsche Bank A.G.
[Address]

     MGIS. MGIS is located at 20 Finsbury Circus, London, England and also is registered as an investment adviser with the Commission. MGIS provides a full range of international investment advisory services to institutional clients. MGIS serves as investment adviser to [__] other investment companies. MGIS is a subsidiary of MGAM. As of March 31, 1999, MGIS managed approximately $[11.5] billion in assets. (See Annex III for a list of those investment companies that MGIS advises that have investment objectives similar to those of the Portfolios, together with the information regarding the fees charged to those companies.)

     The names, business addresses and principal occupations of the current directors and chief executive officer of MGIS are set forth below. Except as otherwise indicated, the business address of the individuals named below is 20 Finsbury Circus, London, England and their positions at MGIS constitute their principal occupation.

Name and Address

Neil P. Jenkins               Chief Executive and Director, Morgan
                              Grenfell Investment Services Ltd.; Vice
                              President, Morgan Grenfell Investment
                              Trust

Ian D. Kelson                 Director, Morgan Grenfell Investment
                              Services Ltd. and Morgan Grenfell Asset

                              Management Ltd.

Alexander Tedder              Director and Fund Manager, Morgan
                              Grenfell Investment Services Ltd.

Richard C. Wilson             Director and Fund Manager, Morgan
                              Grenfell Investment Services Ltd.


Section 15(f) of the Act

     Section 15(f) of the Act provides that when a change of control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied.

     First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Act, the term "unfair burden" includes any arrangement during the two (2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the
Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale or other property to, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). The Portfolios' Boards have not been advised by the Advisers of any circumstances arising from the Merger that might result in an unfair burden being imposed on the Portfolios.

     The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Portfolios' Boards must not be "interested persons" of the Advisers within the meaning of the Act. All current members of the Boards are not, and have continued not to be since the Merger, "interested persons" of the Advisers.

Additional Information

     On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

     As a result of the plea, absent an order from the Commission, Bankers Trust would not be able to continue to provide investment advisory services to the Portfolios or the Funds. The Commission has granted Bankers Trust a temporary order under Section 9(c) of the Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. On

May 7, 1999, the Commission extended the temporary order under Section 9(c) of the Act until the Commission takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the Commission will grant a permanent order. If the Commission refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropriate by the Boards.

Recommendation of the Boards

     At a meeting of the Boards held on March 8, 1999 called for the purpose of, among other things, voting on approval of the New BT Advisory Agreements, the Boards, including the Independent Trustees, unanimously approved the New BT Advisory Agreements. In reaching this conclusion, the Boards obtained from BT Corporation, Deutsche Bank and Bankers Trust such information as they deemed reasonably necessary to approve Bankers Trust as investment adviser to the Portfolios. Additionally, the Boards considered a number of factors, including, among other things, the continuity of the management of the Portfolios after the Merger; the nature, scope and quality of services that Bankers Trust would likely provide to the Portfolios; the quality of the personnel of Bankers Trust; Bankers Trust's commitment to continue to provide these services in the future; the maintenance of the identical advisory fee rates; and the fact that the New BT Advisory Agreements contain substantially the same terms and conditions as the Prior Advisory Agreements.

     Based on the factors discussed above and others, the Boards determined that the New BT Advisory Agreements are fair and reasonable and in the best interest of the Portfolios and their respective shareholders.

     At meetings of the Boards held on July 15 and July 27, 1999 called for the purpose of, among other things, discussing and voting on approval of the New MGI Advisory Agreements and the New Sub-advisory Agreements, the Boards obtained from Deutsche Bank, MGI and MGIS such information as they deemed reasonably necessary to approve MGI and MGIS as investment advisers to the Portfolios. Representatives of [Deutsche Bank,] MGI and MGIS made detailed presentations at the July 15th and July 27th meeting with respect to, among other factors, the organizational structure, assets under management, asset management services, financial conditions and business plans of MGI and MGIS. The Boards considered the same factors described above for the New BT Advisory Agreements with regard to the New MGI Advisory Agreements and the New Sub-advisory Agreements. The Boards also considered a number of other factors, including the capacity of MGI and MGIS to perform their duties under the New Advisory Agreements; the high degree of continuity of investment management personnel expected to be available to the Portfolios because most of the personnel of Bankers Trust who provided services under the Prior Management Agreements will be employed by MGI; the financial standings of Deutsche Bank, MGI and MGIS; the benefits to the Funds and Portfolios from technological advances being instituted by Deutsche Bank on a world-wide basis; the experience and expertise of MGI and MGIS as investment advisers, as reflected in their amounts of assets under management; and the new organizational structure proposed to be created as a component of the Merger and the benefits that may accrue to the shareholders as a result thereof. With respect to the last factor, the Boards considered that the proposed organizational structure may simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. Additionally, the eventual implementation of the New MGI Advisory Agreements will provide the Funds and the Portfolios with an investment adviser registered under the Advisers Act. With respect to MGIS, the Boards also particularly considered MGIS' experience in managing assets in the United Kingdom for U.S. registered funds and the familiarity of MGIS with U.S. compliance requirements.

     The Boards were apprised that the deferral in implementing the New MGI Advisory Agreements is needed to permit Deutsche Bank a sufficient amount of time (which will vary for different Portfolios) to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations. The Advisers also emphasized to the Boards that the New MGI Advisory Agreements and the New Sub-advisory Agreements would be implemented only upon the approval of the Independent Trustees based on information they then deemed adequate and necessary to consider these arrangements. At the July 27th meeting of the Boards, a majority of the Boards, including a majority of the Independent Trustees, approved the New MGI Advisory Agreements and the New Sub-advisory Agreements.

     Based on the factors discussed above and others, the Boards determined that the New MGI Advisory Agreements and the New Sub-Advisory Agreements are fair and reasonable and in the best interest of the Portfolios and their respective shareholders.

     In addition, at meetings held on March 24 and April 21, 1999 the Boards, including the Independent Trustees, also were apprised of the guilty pleas discussed above and the exemptive relief sought by Bankers Trust.

     Therefore, after careful consideration, the Boards, including the Independent Trustees of each, recommend that the respective shareholders of the Funds vote "FOR" the approval of the New Advisory Agreements as set forth in these Proposals.

     If the New BT Advisory Agreements are approved by the shareholders, each agreement will continue in effect as described above. If any New BT Advisory Agreement is not approved by the shareholders, the advisory fees held in escrow with respect to that New BT Advisory Agreement will be paid over to the applicable Portfolio. In such event, the applicable Board(s) will consider what other action is appropriate based upon the interests of the shareholders. If any New MGI Advisory Agreements and/or New Sub-advisory Agreements are not approved by the shareholders, the applicable New BT Advisory Agreement(s), if they have been approved by the shareholders, will continue in effect in accordance with their terms while the Board(s) consider whether and the extent to which other action is appropriate based upon the interests of the shareholders. If shareholders of a Fund do not approve the applicable New Advisory Agreements at the same time that shareholders of other investment companies approve the applicable New Advisory Agreements with respect to a common Portfolio in a manner sufficient to implement the New Advisory Agreements for that Portfolio, the New Advisory Agreements will be implemented and the Board(s) will consider what other action is appropriate based upon the interests of the shareholders of the applicable Fund.

                                  PROPOSAL II

         ELECTION OF BOARDS OF TRUSTEES OF THE TRUST AND THE PORTFOLIOS

     Trustees constituting the entire Board of Trustees of the Trust and of each Portfolio are to be elected at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Trustee Nominees were recently selected by the Independent Trustees of the Boards and nominated by the full Boards at a meeting held on July 15, 1999. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Of the Trustee Nominees, Charles P. Biggar is currently a Trustee of the Portfolios and S. Leland Dill and Philip Saunders, Jr. are currently Trustees of both the Trust and the Portfolios. No Trustee or Trustee Nominee of the Trust or the Portfolios serves or will serve as an officer of the Trust or any Portfolio. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below as the entire Board of Trustees of the Trust and of each Portfolio. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Boards may recommend.

     The following table sets forth the names, ages, position with the Trust/Portfolios, and principal occupation of each Trustee Nominee; each Trustee Nominee is proposed to be elected as such for the Trust and for each Portfolio.

                                                        TRUSTEE NOMINEES

                                                                                              Memberships on the Board of Other
                                                                                             Registered Investment Companies and
                              Position with        Principal Occupations During Last Five       Other Publicly Held Companies
Name, and Age                Trust/Portfolios                      Years
------------------------  ----------------------  ----------------------------------------  ------------------------------------
Charles P. Biggar+           Trustee of Trust     [TO COME]                                 [TO COME]
Age:  68                       Since [____]

S. Leland Dill+              Trustee of Trust     [TO COME]                                 [TO COME]
Age: 69                       since 1986 and
                          Trustee of Portfolios
                            since inception of
                              each Portfolio
Martin J. Gruber                                  [TO COME]                                 [TO COME]
Age: 62
Richard Hale*                                     [TO COME]                                 [TO COME]
Age: 54
Richard J. Herring                                [TO COME]                                 [TO COME]
Age: 53
Bruce E. Langton                                  [TO COME]                                 [TO COME]
Age: 68

Philip Saunders, Jr.+        Trustee of Trust     [TO COME]                                 [TO COME]
Age: 63                       since 1986 and
                          Trustee of Portfolios
                            since inception of
                              each Portfolio
Harry Van Benschoten+
Age: 71

__________________
* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management (Americas), the U.S. asset management unit of Deutsche Bank and its affiliates.

+ Mr. Biggar is a member of the Audit Committee of the Board of the Trust and Messrs. Dill and Saunders are members of the Audit Committee of both boards.


     Each Board has established an Audit Committee that meets with the Trust's/Portfolios' independent accountants to review the financial statements of the Trust/Portfolios, the adequacy of internal controls and the accounting procedures and policies of the Trust/Portfolios, and reports on these matters to the Board. The Independent Trustees of each Board, who constitute 100% of the membership of each current Board, select and nominate the new trustee nominees who are not "interested persons," as defined under the Act, of the Trust or Portfolios, as applicable. The Boards do not have compensation committees. During 1998, the Boards held six meetings and the Audit Committee held two meetings. No Trustee attended less than 75% of the applicable meetings.

     If Richard Hale is elected, he will not be a member of the Audit Committee.

     The following table sets forth the compensation received by the Trustee Nominees for their services to the Trust, Portfolios and Bankers Trust Fund Complex (as defined below) during the calendar year ended December 31, 1998. In addition to the fees listed below, the Trustees are also reimbursed for all reasonable expenses incurred during the execution of their duties for the Trust, Portfolios and Bankers Trust Fund Complex.

                                               Aggregate                                    Estimated Annual
                            Aggregate        Compensation        Pension or Retirement        Benefits upon      Total Compensation
                          Compensation         from the       Benefits Accrued as Part of      Retirement          From the Complex
Name of Trustee          from the Trust       Portfolios             Trust Expenses                                Paid to Trustees
------------------------------------------------------------------------------------------------------------------------------------

Charles P. Biggar              N/A                N/A                     N/A                      N/A                    N/A
------------------------------------------------------------------------------------------------------------------------------------

S. Leland Dill               $14,485            $3,882                    N/A                      N/A                  $36,250
------------------------------------------------------------------------------------------------------------------------------------

Martin J. Gruber               N/A                N/A                     N/A                      N/A                  $36,250
------------------------------------------------------------------------------------------------------------------------------------

Richard Hale                   N/A                N/A                     N/A                      N/A                    N/A
------------------------------------------------------------------------------------------------------------------------------------

Richard J. Herring             N/A                N/A                     N/A                      N/A                  $35,000
------------------------------------------------------------------------------------------------------------------------------------

Bruce E. Langton               N/A                N/A                     N/A                      N/A                  $35,000
------------------------------------------------------------------------------------------------------------------------------------

Philip Saunders, Jr.         $14,582            $3,910                    N/A                      N/A                  $36,250
------------------------------------------------------------------------------------------------------------------------------------

Harry Van Benschoten           N/A                N/A                     N/A                      N/A                  $36,250
------------------------------------------------------------------------------------------------------------------------------------

__________________
* The "Bankers Trust Fund Complex" consists of the Trust and the Portfolios, as well as BT Institutional Funds, BT Pyramid Mutual Funds, BT Adviser Funds and BT Insurance Funds Trust.

     The following table sets forth the names, ages, position with the Trust and length of service in such position, and principal occupations during the past five years of the Officers of the Trust.

Name and Age                 Position with Trust and Principal Occupations
---------------------------  ---------------------------------------------------
John A. Keffer               President and Chief Executive Officer
Age:  56                     since [                  ]; President,
                                    ------------------
                             Forum Financial Group L.L.C. and its affiliates;
                             President, ICC Distributors, Inc.*

Daniel O. Hirsch             Secretary since 1998; Director, Deutsche Asset
Age:  45                     Management (Americas) since 1999; Director, BT
                             Alex. Brown Incorporated and Investment Company
                             Capital Corporation 1998-99; Associate General
                             Counsel, Office of General Counsel, United States
                             Securities and Exchange Commission, 1993-1998.

Charles Rizzo                Treasurer since 1999; [TO COME]
Age:  [  ]


__________________
*    Underwriter/distributor for the Trust.

Recommendation of the Boards

     At a meeting of the Boards held on July 15, 1999, the Boards, based on a recommendation of the incumbent Independent Trustees of each, unanimously approved the nomination of the Trustee Nominees. In reaching this conclusion, the Boards obtained from the Trustee Nominees such information as they deemed reasonably necessary to approve the Trustee Nominees and considered a number of factors, including, among other things: alignment of the members of the Boards of the Trust and the Portfolios; the nature, scope and quality of services that the Trustee Nominees would likely provide to the Trust and the Portfolios; the desirability of maintaining adherence to Section 15(f) of the Act. Based on the factors discussed above and others, the Boards determined that the election of the Trustee Nominees is in the best interest of the Trust and the Portfolios and their respective shareholders.

     Therefore, after careful consideration, the Boards, including the Independent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.

     If the Trustee Nominees are elected by the applicable shareholders, each Trustee Nominee will serve until his successor is duly elected and qualified or until his earlier resignation or removal. If the Trustee Nominees are not elected, the applicable Board(s) will consider what action is appropriate based upon the interests of the Trust's or Portfolios' shareholders, as applicable.

                                 PROPOSAL III

  RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
              ACCOUNTANTS FOR ALL FUNDS AND PORTFOLIOS OTHER THAN
    THE PRESERVATIONPLUS INCOME FUND AND PRESERVATIONPLUS INCOME PORTFOLIO

     The Boards of the Trust and the Portfolios, including a majority of the Independent Trustees of each, have approved the selection of PricewaterhouseCoopers LLP to serve as independent accountants for the Funds and the Portfolios for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants of each Fund and each Portfolio since the date of the applicable Fund and Portfolio's inception and has advised the Trust and the Portfolios that they have no direct or indirect financial interest in any Fund or Portfolio. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting and, thus, are not expected to make a statement; however, one or more representatives will be available by telephone to respond to appropriate questions posed by shareholders or management.

     Therefore, after careful consideration, the Boards, including the Independent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote "FOR" the ratification of the independent accountants as set forth in this Proposal.

                                  PROPOSAL IV

              RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP
                      AS INDEPENDENT ACCOUNTANTS FOR THE
      PRESERVATIONPLUS INCOME FUND AND PRESERVATIONPLUS INCOME PORTFOLIO

     The Boards of the Trust and PreservationPlus Portfolio, including a majority of the Independent Trustees of each, have approved the selection of Ernst & Young LLP to serve as independent accountants for PreservationPlus Fund and PreservationPlus Portfolio for the current fiscal year. Ernst & Young LLP has served as independent accountants of PreservationPlus Fund and PreservationPlus Portfolio since their respective dates of inception and has advised the Trust and the PreservationPlus Portfolio that they have no direct or indirect financial interest in PreservationPlus Fund or PreservationPlus Portfolio. Representatives of Ernst & Young LLP are not expected to be present at the Special Meeting and, thus, are not expected to make a statement; however, one or more representatives will be available by telephone to respond to appropriate questions posed by shareholders or management.

     Therefore, after careful consideration, the Boards, including the Independent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote "FOR" the ratification of the independent accountants as set forth in this Proposal.

                                 VOTE REQUIRED

     In view of the master-feeder structure discussed earlier, approval of each of Proposals IA, IB and IC with respect to a particular Portfolio's New Advisory Agreements requires the affirmative vote of a "majority" of the outstanding shares of the Portfolio's various feeder funds as shareholders of the Portfolio. "Majority" (as defined in the Act) means (as of the Record Date) the lesser of
(a) 67% or more of the shares of the applicable Portfolio present at the special meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the applicable feeder funds) determined by reference to the shares outstanding of the various feeder funds. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals IA, IB and IC, which require the approval of a specified percentage of the outstanding shares of a Portfolio.

     Approval of Proposal II with respect to the Trustee Nominees of the Trust requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meeting for all Funds voting collectively. Approval of Proposal II with respect to the Trustee Nominees of the Portfolios requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolios' various feeder funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal II.

     Approval of Proposals III and IV with respect to the selection of the independent accountants of the applicable Funds requires the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting for each Fund. Approval of Proposals III and IV with respect to the selection of the independent accountants of the applicable Portfolios requires the affirmative vote of a majority of the votes cast in person or by proxy at the special meetings of shareholders of each Portfolio's various feeder funds. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposals III and IV.

  THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES OF EACH, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS IA, IB, IC, II, III AND IV. ANY
                      UNMARKED PROXIES WILL BE SO VOTED.

     The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

     Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

     Shareholders holding at least 10% of each Fund's outstanding voting securities (as defined in the Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the applicable Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

     IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-732-6168.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND
  RETURN IT IN THE ENCLOSED ENVELOPE, UNLESS THEY ARE VOTING BY TELEPHONE OR
                             THROUGH THE INTERNET.

                              By Order of the Board of Trustees,

                              Daniel O. Hirsch, Secretary

[August 23], 1999

     THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS WILL ATTEND
      THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED
          TO COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE
            ACCOMPANYING ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE
                            OR THROUGH THE INTERNET).

                                                                         Annex I



CASH FUND:

Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholders




(ii)  Trustees and Trustee Nominees                                                       *






(iii)  Executive Officers
                                                                                          *

(iv)  Trustees and Executive Officers                                                     *
      as a Group

INTERMEDIATE FUND

Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholder




(ii)  Trustees and Trustee Nominees                                                       *






(iii)  Executive Officers
                                                                                          *


(iv)  Trustees and Executive Officers                                                     *
      as a Group

TAX FREE FUND:


Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                    of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholders




(ii)  Trustees and Trustee Nominees                                                       *






(iii)  Executive Officers

                                                                                          *

(iv)  Trustees and Executive Officers                                                     *
      as a Group

NY FUND

Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholders




(ii)  Trustees and Trustee Nominees                                                       *






(iii)  Executive Officers

                                                                                          *

(iv)  Trustees and Executive Officers                                                     *
      as a Group

TREASURY FUND:


Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholders




(ii)  Trustees and Trustee Nominees                                                       *







(iii)  Executive Officers
                                                                                          *

(iv)  Trustees and Executive Officers                                                     *
      as a Group

INTERNATIONAL FUND:

Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholders




(ii)  Trustees and Trustee Nominees                                                       *






(iii)  Executive Officers
                                                                                          *


(iv)  Trustees and Executive Officers                                                     *
      as a Group

CAPITAL FUND:


Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholders




(ii)  Trustees and Trustee Nominees                                                       *






(iii)  Executive Officers

                                                                                          *

(iv)  Trustees and Executive Officers                                                     *
      as a Group

LONG RANGE FUND:

Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholders




(ii)  Trustees and Trustee Nominees                                                       *






(iii)  Executive Officers

                                                                                          *

(iv)  Trustees and Executive Officers                                                     *
      as a Group

MID RANGE FUND:

Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholders




(ii)  Trustees and Trustee Nominees                                                       *






(iii)  Executive Officers

                                                                                          *

(iv)  Trustees and Executive Officers                                                     *
      as a Group

SHORT RANGE FUND:

Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholders




(ii)  Trustees and Trustee Nominees                                                       *






(iii)  Executive Officers

                                                                                          *

(iv)  Trustees and Executive Officers                                                     *
      as a Group

PACIFIC FUND:

Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholders




(ii)  Trustees and Trustee Nominees                                                       *






(iii)  Executive Officers

                                                                                          *

(iv)  Trustees and Executive Officers                                                     *
      as a Group

LATIN AMERICAN FUND:

Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholders




(ii)  Trustees and Trustee Nominees                                                       *






(iii)  Executive Officers

                                                                                          *

(iv)  Trustees and Executive Officers                                                     *
      as a Group

SMALL CAP FUND:

Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholders




(ii)  Trustees and Trustee Nominees                                                       *






(iii)  Executive Officers

                                                                                          *

(iv)  Trustees and Executive Officers                                                     *
      as a Group

PRESERVATIONPLUS INCOME FUND:

Name and Address of Beneficial Owner            Shares Beneficially Owned         Percent Ownership
---------------------------------------------  ----------------------------  ----------------------------
                                                                                of Outstanding Shares
                                                                             ----------------------------
 (i)  5% Shareholders




(ii)  Trustees and Trustee Nominees                                                       *





(iii)  Executive Officers

                                                                                          *

(iv)  Trustees and Executive Officers                                                     *
      as a Group

[*The Trustees, executive officers of the Trust, and the Trustees and executive officers as a group own less than 1% of each Fund's outstanding shares.]

                                                                        Annex II


          Portfolio              Fiscal Year    Commissions Paid       Percentage of       Affiliated Broker
                                    Ended                          Aggregate Commissions
                                                                           Paid
------------------------------------------------------------------------------------------------------------
Cash Portfolio                        12/31/98
------------------------------------------------------------------------------------------------------------
Intermediate Portfolio                 9/30/98
------------------------------------------------------------------------------------------------------------
Tax Free Portfolio                    12/31/98
------------------------------------------------------------------------------------------------------------
NY Portfolio                          12/31/98
------------------------------------------------------------------------------------------------------------
Treasury Portfolio                    12/31/98
------------------------------------------------------------------------------------------------------------
International Portfolio                9/30/98
------------------------------------------------------------------------------------------------------------
Capital Portfolio                      9/30/98
------------------------------------------------------------------------------------------------------------
Asset Portfolio                        3/31/99
------------------------------------------------------------------------------------------------------------
Asset Portfolio II                     3/31/99
------------------------------------------------------------------------------------------------------------
Asset Portfolio III                    3/31/99
------------------------------------------------------------------------------------------------------------
Pacific Portfolio                      9/30/98
------------------------------------------------------------------------------------------------------------
Latin American Portfolio               9/30/98
------------------------------------------------------------------------------------------------------------
Small Cap Portfolio                    9/30/98
------------------------------------------------------------------------------------------------------------
PreservationPlus Income                9/30/98
Portfolio
------------------------------------------------------------------------------------------------------------

                                                                       Annex III

I.  Bankers Trust Company Proprietary Funds

-----------------------------------------------------------------------------------------------------------
                                                              Net Assets Under Management    Advisory Fees
Fund                                                                    5-31-99              Payable to BT
-----------------------------------------------------------------------------------------------------------
S&P Index Funds
---------------
Equity Index Portfolio (a) (b)
                                                                          $6,607,007,085.88          0.075%

Includes the following feeder funds:
   BT Inst'l: Equity 500 Index Fund (c)
                                                                          $2,391,761,781.53

   BT Pyramid Investment Equity 500 Index (d)                             $  929,474,411.08

   USAA S&P 500 Index (e)                                                 $2,713,859,248.97

   Amer AADV: S&P 500 - AMR Class (f)                                     $  322,610,586.01

   Amer AADV: S&P 500 - Mileage Fund (f)                                  $    3,632,960.16

   Scudder S&P 500 Index (g)                                              $  244,805,518.35

-----------------------------------------------------------------------------------------------------------
BT Insur: Equity 500 Index (Variable Annuity) (a) (h)                     $  111,273,342.87           0.20%
-----------------------------------------------------------------------------------------------------------


Bankers Trust Company Third Party Sub-Advised Funds

                                                               Assets Under
Fund                                                        Management 5-31-99                    Fee Schedule
------------------------------------------------------------------------------------------------------------------------------------

VALIC - American General Series Portfolio:                                       A monthly fee computed at the annual rate of
                                                                                 0.02% on the first $2 billion and 0.01% on
Stock Index Fund (a)                                        $4,624,973,419.19    assets over $2 billion.  The Investment
                                                                                 Sub-Advisory Agreements require that each
                                                                                 Sub-Adviser promptly reduce its monthly fee by
                                                                                 the amount of any commission, tender and
                                                                                 exchange offer solicitation fees, other fees or
                                                                                 similar payments received by the Sub-Adviser, or
                                                                                 any affiliated person of the Sub-Adviser, in
                                                                                 connection with Sub-Advised Fund portfolio
                                                                                 transactions.

------------------------------------------------------------------------------------------------------------------------------------

VALIC - American General Series Portfolio Company 2                              VALIC shall pay to Bankers Trust, a monthly fee
 (Class A Shares, Class B Shares):                                               computed at the annual rate of 0.02% of the
                                                                                 first $2 billion and 0.01% of average daily net
Stock Index Fund (a)                                        $   12,489,608.16    asset values on the excess over $2 billion.

------------------------------------------------------------------------------------------------------------------------------------


EQ Advisors Trust:

BT Equity 500 Index Fund (a)                                $  392,561,486.32    0.05% of the Portfolio's average daily net assets
------------------------------------------------------------------------------------------------------------------------------------

Pacific Mutual:                                                                  A fee is paid at the beginning of each calendar
                                                                                 quarter, based on an annual percentage of the
Equity Index Portfolio (a)                                  $1,808,280,989.82    combined daily net assets of the Equity Index
                                                                                 Portfolio, according to the following schedule,
                                                                                 subject to a minimum annual fee of $100,000:
                                                                                 0.08% on first $100 million; 0.04% on next $100
                                                                                 million; 0.02% on excess.

------------------------------------------------------------------------------------------------------------------------------------

Scudder Kemper Investments Inc.:                                                 The fee paid to the Sub-Adviser is calculated on
                                                                                 a quarterly basis and depends on the level of
AARP U.S. Stock Index Fund (a)                              $  464,922,428.55    total assets in the AARP U.S. Stock Index Fund.
                                                                                 The fee rate decreases as the level of total
                                                                                 assets for the Fund increases.  The fee rate for
                                                                                 each level of assets is: 0.07% of the first $100
                                                                                 million of average daily net assets, 0.03% of
                                                                                 such assets in excess of $100 million, and 0.01%
                                                                                 of such assets in excess of $200 million with a
                                                                                 minimum annual fee of $75,000.
------------------------------------------------------------------------------------------------------------------------------------

SunAmerica Asset Management Corporation:

Large-Cap Growth Portfolio (a) (b)                          $    5,142,375.93    0.10% - first $500 million

                                                                                 0.03% - over $500 million

------------------------------------------------------------------------------------------------------------------------------------


(a) Information pertaining to advisory fees is shown before expense waivers and/or reimbursements, if any, are applied.
(b)  Master portfolio not available for direct retail purchase.
(c)  Feeder fund available to institutional investors through BT.
(d)  Feeder fund available to retail investors through BT.
(e) Feeder fund available to customers of United States Automobile Association and retail public.
(f)  Feeder fund available to customers of American Airlines.
(g) Feeder fund available to customers of 1997. Scudder, Stevens & Clark: commenced operations on August 29,
(h) Available only through variable annuity of the BT Insurance Funds Trust products: the EAFE Equity Index Fund commenced operations on August 22, and Small Cap Index Fund 1997.

II. Morgan Grenfell Inc.

[TO COME]

III. Morgan Grenfell Investment Services Ltd.

[TO COME]

                                                                        Annex IV

         Fund                       Fee                      Portfolio                       Fee
------------------------------------------------------------------------------------------------------------
Cash Fund                                           Cash Portfolio
------------------------------------------------------------------------------------------------------------
Intermediate Fund                                   Intermediate Portfolio
------------------------------------------------------------------------------------------------------------
Tax Free Fund                                       Tax Free Portfolio
------------------------------------------------------------------------------------------------------------
NY Fund                                             NY Portfolio
------------------------------------------------------------------------------------------------------------
Treasury Fund                                       Treasury Portfolio
------------------------------------------------------------------------------------------------------------
International Fund                                  International Portfolio
------------------------------------------------------------------------------------------------------------
Capital Fund                                        Capital Portfolio
------------------------------------------------------------------------------------------------------------
Long Range Fund                                     Asset Portfolio
------------------------------------------------------------------------------------------------------------
Mid Range Fund                                      Asset Portfolio II
------------------------------------------------------------------------------------------------------------
Short Range Fund                                    Asset Portfolio III
------------------------------------------------------------------------------------------------------------
Pacific Fund                                        Pacific Portfolio
------------------------------------------------------------------------------------------------------------
Latin American Fund                                 Latin American Portfolio
------------------------------------------------------------------------------------------------------------
Small Cap Fund                                      Small Cap Portfolio
------------------------------------------------------------------------------------------------------------
PreservationPlus                                    PreservationPlus Income
Income Fund                                         Portfolio
------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A


            [FORM OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT]
            --------------------------------------------------------

     AGREEMENT made as of [_________________] by and between [Trust Name], a (state of organization) (herein called the "Trust") and [________________] (herein called the "Investment Adviser") [and [______________] (herein called the "Investment Subadviser")].

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940;

     WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be created in the future (each, a "Fund") as listed on Exhibit A hereto, and the Investment Adviser is willing to so render such services on the terms hereinafter set forth;

     [WHEREAS, the Investment Adviser desires to retain the Investment Subadviser to perform certain of the Investment Adviser's duties under this Agreement, and the Investment Subadviser is willing to so render such services on the terms hereinafter set forth;]

     NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1.  Appointment.  The [Trust] [Investment Adviser] hereby appoints the
         -----------
[Investment Adviser] [Investment Subadviser] to act as [investment adviser] [investment subadviser] to each Fund for the period and on the terms set forth in this Agreement. The [Investment Adviser] [Investment Subadviser] accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2.  Management. Subject to the supervision of the [Board of Trustees of the
         ----------
Trust] [Investment Adviser], the [Investment Adviser] [Investment Subadviser] will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The [Investment Adviser] [Investment Subadviser] will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The [Investment Adviser] [Investment Subadviser] will provide the services rendered by it hereunder in accordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional information (or the Fund's then current registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") and the then-current offering memorandum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The [Investment Adviser] [Investment Subadviser] further agrees that:

          (a) it will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933 Act; as amended, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"); and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries;

          (b) it will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the [Investment Adviser] [Investment Subadviser] will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the [Investment Adviser] [Investment Subadviser] may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the [Investment Adviser] [Investment Subadviser] or any of its affiliates exercises investment discretion. Subject to the review of the [Trust's Board of Trustees] [Investment Adviser] from time to time with respect to the extent and continuation of the policy, the [Investment Adviser] [Investment Subadviser] is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the [Investment Adviser] [Investment Subadviser] determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the [Investment Adviser] [Investment Subadviser] with respect to the accounts as to which it exercises investment discretion; and

          (c) it will maintain books and records with respect to the securities transactions of each Fund and will render to the [Trust's Board of Trustees] [Investment Adviser] such periodic and special reports as the Board may request.

     3.  Services Not Exclusive. The investment advisory services rendered by
         ----------------------
the [Investment Adviser] [Investment Subadviser] hereunder are not to be deemed exclusive, and the [Investment Adviser] [Investment Subadviser] shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

     4.  Books and Records. In compliance with the requirements of Rule 31a-3 of
         -----------------
the Rules under the 1940 Act, the [Investment Adviser] [Investment Subadviser] hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the [Trust] [Investment Adviser] any of such records upon request of the [Trust] [Investment Adviser]. The [Investment Adviser] [Investment Subadviser] further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

     5.  Expenses. During the term of this Agreement, the [Investment Adviser]
         --------
[Investment Subadviser] will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing securities (including brokerage commissions, if any) for the Fund.

     6.  Compensation. For the services provided and the expenses assumed
         ------------
pursuant to this Agreement, [_________] will pay the [Investment Adviser] [Investment Subadviser], and the [Investment Adviser] [Investment Subadviser] will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Exhibit A hereto of that Fund's average daily net assets.

     7.  Limitation of Liability of the [Investment Adviser] [Investment
         ---------------------------------------------------------------
Subadviser]: Indemnification.
----------------------------

          (a) The [Investment Adviser] [Investment Subadviser] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Investment Adviser] [Investment Subadviser] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

          (b) Subject to the exceptions and limitations contained in Section 7(c) below:

              (i) the [Investment Adviser] [Investment Subadviser] (hereinafter referred to as a

"Covered Person") shall be indemnified by the respective Fund to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been the [Investment Adviser] [Investment Subadviser] of the Fund, and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (c) No indemnification shall be provided hereunder to a Covered
Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the [Trust] [Investment Adviser] or to one or more Funds' investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

          (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                (A)  by the court or other body approving the settlement; or

                (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

          (d) The rights of indemnification herein provided may be insured against by policies maintained by the [Trust] [Investment Adviser], shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

          (e) Expenses in connection with the preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 may be paid by the [Trust] [Investment Adviser] on behalf of the respective Fund from time to time prior to final disposition thereto upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the [Trust] [Investment Adviser] on behalf of the respective Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that either
(i) such Covered Person shall have provided appropriate security for such undertaking or (ii) the [Trust] [Investment Adviser] shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts as opposed to a trial-type inquiry or full investigation, that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

     8.  Duration and Termination. This Agreement shall be effective as to a
         ------------------------
Fund as of the date the Fund commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to that Fund and the Investor(s) in the Fund in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to such Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by Vote of a Majority of the Outstanding Voting Securities of the Trust; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust, by Vote of a Majority of the Outstanding Voting Securities of the Trust on 60 days' written notice to the [Investment Adviser] [Investment Subadviser], or by the [Investment Adviser] [Investment Subadviser] as to the [Trust] [Investment Adviser] at any time, without payment of any penalty, on 90 days' written notice to the [Trust] [Investment Adviser]. This Agreement will immediately terminate in the event of its assignment (as used in this Agreement, the terms "Vote of a Majority of the Outstanding Voting Securities," "Interested Person" and "Assignment" shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

     9.  Amendment of this Agreement.  No material term of this Agreement may be
         ---------------------------
changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

     10.  Representations and Warranties. The [Investment Adviser] [Investment
          -------------------------------
Subadviser] hereby represents and warrants as follows:

          (a) [The [Investment Adviser] [Investment Subadviser] is exempt from registration under the 1940 Act:]

          (b) The [Investment Adviser] [Investment Subadviser] has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement;

          (c) This Agreement is legal, valid and binding, and enforceable in accordance with its terms; and

          (d) The performance by the [Investment Adviser] [Investment Subadviser] of its obligations under this Agreement does not conflict with any law to which it is subject.

     11.  Covenants. The [Investment Adviser] [Investment Subadviser] hereby
          ---------
covenants and agrees that, so long as this Agreement shall remain in effect:

          (a) The [Investment Adviser] [Investment Subadviser] shall remain either exempt from, or registered under, the registration provisions of the Advisers Act; and

          (b) The performance by the [Investment Adviser] [Investment Subadviser] of its obligations under this Agreement shall not conflict with any law to which it is then subject.

     12.  Notices. Any notice required to be given pursuant to this Agreement
          -------
shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (a) to the Investment Adviser, Mutual Funds Services, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006 , [(b) to the Subadviser, [Address] or ](c) to the Trust, c/o BT Alex. Brown, Incorporated, One South Street, Baltimore, Maryland 21202.

     13.  Waiver.  With full knowledge of the circumstances and the effect of
          ------
its action, the [Investment Adviser] [Investment Subadviser] hereby waives any and all rights which it may acquire in the future against the property of any investor in a Fund, other than shares in that Fund, which arise out of any action or inaction of the [Trust] [Investment Adviser] under this Agreement.

     14.  Miscellaneous. The captions in this Agreement are included for
          --------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the ______________________________, without reference to principles of conflicts of law. The Trust is organized under the laws of _________________________________ pursuant to a ______________ dated
______________. No Trustee, officer or employee of the Trust shall be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                              [SIGNATORIES]

                                   EXHIBIT A
                                   ---------

                                       TO
                         INVESTMENT ADVISORY AGREEMENT
                        MADE AS OF ____________________
                                    BETWEEN
                       [Trust Name] AND [______________]


Fund                                               Investment Advisory Fee
----                                               -----------------------

                               FORM OF PROXY CARD


[BANKERS TRUST LOGO]                                                                     BT Investment Funds
[BT ALEX.BROWN]                                                                          Cash Management Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                                  One South Street
                                                                                      Baltimore, Maryland 21202

One South Street                                                            PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                              11:00 a.m., Eastern time, on October 8, 1999

                                                                            The undersigned hereby appoints Daniel O. Hirsch and
                                                                     Amy M. Olmert and each of them, with full power of
                                                                     substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the
                                                                     Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                            All properly executed proxies will be voted as directed.
                                                                     If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB, IC,
                                                                     II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for
                                                                     Proposals IA, IB and IC, as votes AGAINST the applicable
                                                                     Proposal.

                                                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH
                                                                     RESPECT TO THE CASH MANAGEMENT FUND. THE BOARD OF TRUSTEES
To vote by Telephone                                                 RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II AND III.
                                                                                       ---
1)  Read the Proxy Statement and have the Proxy card
    below at hand.                                                   UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE
2)  Call 1-800-690-6903.                                             BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
3)  Enter the 12-digit control number set forth on the               ENVELOPE.
    Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE
OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:


                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
CASH MANAGEMENT FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Biggar, (02) Dill,           For All      Withhold All     For All Except:     To withhold authority
     (03) Hale, (04) Langton, (05) Saunders, and                                                             to vote, mark "For All
     (06) Van Benschoten and Drs. (07) Gruber and            [_]             [_]              [_]            Except" and write the
     (08) Herring as Trustees of the Boards.                                                                 nominee's number on
                                                                                                             the line below.

                                                                                                             __________________
Vote on Proposals

IA.   Approval of New Investment Advisory Agreement          III.    Ratification of the selection of PricewaterhouseCoopers LLP as
      with Bankers Trust Company                                     the independent accountants of the Fund and its corresponding
      FOR [_]      AGAINST [_]      ABSTAIN [_]                      Portfolio.
                                                                     FOR [_]      AGAINST [_]      ABSTAIN [_]
IB.   Approval of New Investment Advisory Agreement
      with Morgan Grenfell Inc.
      FOR [_]      AGAINST [_]      ABSTAIN [_]              The appointed proxies will vote on any other business as may properly come before the Special Meeting
IC.   Approval of New Investment Sub-advisory Agreement
      with Bankers Trust Company                             Receipt of the Notice and the Joint Proxy Statement, dated
      FOR [_]      AGAINST [_]      ABSTAIN [_]              [August 23], 1999 (the "Proxy Statement"), is hereby acknowledged.

----------------------------------------------------                 ---------------------------------------------------


----------------------------------------------------                 ---------------------------------------------------
   Signature (Please sign within box)     Date                          Signature (Joint Owners)               Date

                               FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                         BT Investment Funds
[BT ALEX.BROWN]                                                                          Intermediate Tax Free Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                                      One South Street
                                                                                          Baltimore, Maryland 21202

One South Street                                                                PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                                 11:00 a.m., Eastern time, on October 8, 1999

                                                                         The undersigned hereby appoints Daniel O. Hirsch and Amy M.
                                                                         Olmert and each of them, with full power of substitution,
                                                                         as proxies of the undersigned to vote all shares of stock
                                                                         that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all
                                                                         adjournments or postponements thereof (the "Special
                                                                         Meeting"), on the matters set forth on this Proxy Card,
                                                                         and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB,
                                                                         IC, II and III. All ABSTAIN votes will be counted in
                                                                         determining the existence of a quorum at the Special
                                                                         Meeting and, for Proposals IA, IB and IC, as votes AGAINST the applicable Proposal.

                                                                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                                                         WITH RESPECT TO THE INTERMEDIATE TAX FREE FUND. THE BOARD
To vote by Telephone                                                     OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II
                                                                                                       ---
1)  Read the Proxy Statement and have the Proxy card                     AND III.
    below at hand.
2)  Call 1-800-690-6903.                                                 UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND
3)  Enter the 12-digit control number set forth on                       DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE
    the Proxy card and follow the simple instructions.                   ENCLOSED ENVELOPE.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR
INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:



                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. INTERMEDIATE TAX FREE FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Biggar,                For All      Withhold All     For All Except:      To withhold authority
     (02) Dill, (03) Hale, (04) Langton,                                                                to vote, mark "For All
     (05) Saunders, and (06) Van Benschoten            [_]            [_]               [_]             Except" and write the
     and Drs. (07) Gruber and (08) Herring                                                              nominee's number on the
     as Trustees of the Boards.                                                                         line below.

                                                                                                        __________________
Vote on Proposals

IA. Approval of New Investment Advisory                  III.  Ratification of the selection of
    Agreement with Bankers Trust Company                       PricewaterhouseCoopers LLP as the
    FOR [_]   AGAINST [_]   ABSTAIN [_]                        independent accountants of the
                                                               Fund and its corresponding Portfolio.
IB. Approval of New Investment Advisory                        FOR [_]    AGAINST [_]    ABSTAIN [_]
    Agreement with Morgan Grenfell Inc.
    FOR [_]   AGAINST [_]   ABSTAIN [_]                  The appointed proxies will vote on any other business as may properly come before the Special Meeting
IC. Approval of New Investment Sub-advisory
    Agreement with Bankers Trust Company                 Receipt of the Notice and the Joint Proxy Statement, dated [August
    FOR [_]   AGAINST [_]   ABSTAIN [_]                  23], 1999 (the "Proxy Statement"), is hereby acknowledged.

------------------------------------------------              --------------------------------------------


------------------------------------------------              --------------------------------------------
  Signature (Please sign within box)     Date                   Signature (Joint Owners)          Date

                               FORM OF PROXY CARD


[BANKERS TRUST LOGO]                                                                  BT Investment Funds
[BT ALEX.BROWN]                                                                       Tax Free Money Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                               One South Street
                                                                                   Baltimore, Maryland 21202

One South Street                                                         PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                           11:00 a.m., Eastern time, on October 8, 1999

                                                            The undersigned hereby appoints Daniel O. Hirsch and Amy M. Olmert and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special
                                                            Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special
                                                            Meeting and upon such other matters as may properly be brought before the Special Meeting.  This proxy revokes all prior proxies given by the undersigned.

                                                            All properly executed proxies will be voted as directed.  If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB, IC, II and III.  All ABSTAIN votes will be counted in determining the existence of a quorum at the
                                                            Special Meeting and, for Proposals IA, IB and IC, as votes AGAINST the applicable Proposal.

                                                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT
                                                            TO THE TAX FREE MONEY FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR
To vote by Telephone                                                                                                            ---
                                                            PROPOSALS IA, IB, IC, II AND III.
1)  Read the Proxy Statement and have the Proxy card
    below at hand.                                          UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND
2)  Call 1-800-690-6903.                                    MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
3)  Enter the 12-digit control number set forth on
    the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:



                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TAX FREE MONEY FUND

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)


Vote on Trustees
II.  Election of Messrs. (01) Biggar, (02) Dill,            For All     Withhold All     For All Except:     To withhold authority
     (03) Hale, (04) Langton, (05) Saunders, and                                                             to vote, mark "For All
     (06) Van Benschoten and Drs. (07) Gruber and             [_]          [_]               [_]             Except" and write the
     (08) Herring as Trustees of the Boards.                                                                 nominee's number on the
                                                                                                             line below.

                                                                                                             __________________
Vote on Proposals

IA.   Approval of New Investment Advisory Agreement           III.   Ratification of the selection of PricewaterhouseCoopers LLP
      with Bankers Trust Company                                     as the independent accountants of the Fund and its
      FOR [_]     AGAINST [_]     ABSTAIN [_]                        corresponding Portfolio.
                                                                     FOR [_]     AGAINST [_]     ABSTAIN [_]
IB.   Approval of New Investment Advisory Agreement
      with Morgan Grenfell Inc.                               The appointed proxies will vote on any other business as may properly
      FOR [_]     AGAINST [_]     ABSTAIN [_]                 come before the Special Meeting

IC.   Approval of New Investment Sub-advisory Agreement       Receipt of the Notice and the Joint Proxy Statement, dated
      with Bankers Trust Company                              [August 23], 1999 (the "Proxy Statement"), is hereby acknowledged.
      FOR [_]     AGAINST [_]     ABSTAIN [_]


-------------------------------------------------------              ------------------------------------------------------


-------------------------------------------------------              ------------------------------------------------------
   Signature (Please sign within box)        Date                           Signature (Joint Owners)           Date

                               FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                         BT Investment Funds
[BT ALEX.BROWN]                                                                            NY Tax Free Money Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                                      One South Street
                                                                                          Baltimore, Maryland 21202

One South Street                                                                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                                  11:00 a.m., Eastern time, on October 8, 1999

                                                                         The undersigned hereby appoints Daniel O. Hirsch and Amy M.
                                                                         Olmert and each of them, with full power of substitution,
                                                                         as proxies of the undersigned to vote all shares of stock
                                                                         that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all
                                                                         adjournments or postponements thereof (the "Special
                                                                         Meeting"), on the matters set forth on this Proxy Card,
                                                                         and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB,
                                                                         IC, II and III. All ABSTAIN votes will be counted in
                                                                         determining the existence of a quorum at the Special
                                                                         Meeting and, for Proposals IA, IB and IC, as votes AGAINST the applicable Proposal.

                                                                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                                                         WITH RESPECT TO THE NY TAX FREE MONEY FUND. THE BOARD OF
To vote by Telephone                                                     TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II AND
                                                                                                    ---
1)  Read the Proxy Statement and have the Proxy card                     III.
    below at hand.
2)  Call 1-800-690-6903.                                                 UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND
3)  Enter the 12-digit control number set forth on the                   DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE
    Proxy card and follow the simple instructions.                       ENCLOSED ENVELOPE.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR
INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:


                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
NY TAX FREE MONEY FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Biggar,                   For All      Withhold All      For All Except:     To withhold authority
     (02) Dill, (03) Hale, (04) Langton,                                                                   to vote, mark "For All
     (05) Saunders, and (06) Van Benschoten               [_]            [_]                [_]            Except" and write the
     and Drs. (07) Gruber and (08) Herring                                                                 nominee's number on the
     as Trustees of the Boards.                                                                            line below.

                                                                                                           __________________
Vote on Proposals

IA.   Approval of New Investment Advisory                     III.  Ratification of the selection of
      Agreement with Bankers Trust Company                          PricewaterhouseCoopers LLP as the
      FOR [_]   AGAINST [_]   ABSTAIN [_]                           independent accountants of the
                                                                    Fund and its corresponding  Portfolio.
IB.  Approval of New Investment Advisory                            FOR [_]    AGAINST [_]    ABSTAIN [_]
     Agreement with Morgan Grenfell Inc.
     FOR [_]   AGAINST [_]   ABSTAIN [_]                      The appointed proxies will vote on any other business as may properly come before the Special Meeting
IC.  Approval of New Investment Sub-advisory
     Agreement with Bankers Trust Company                     Receipt of the Notice and the Joint Proxy Statement, dated [August
     FOR [_]   AGAINST [_]   ABSTAIN [_]                      23], 1999 (the "Proxy Statement"), is hereby acknowledged.

-------------------------------------------------              ----------------------------------------


-------------------------------------------------              ----------------------------------------
  Signature (Please sign within box)      Date                   Signature (Joint Owners)       Date

                               FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                    BT Investment Funds
[BT ALEX.BROWN]                                                                         Treasury Money Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                                 One South Street
                                                                                     Baltimore, Maryland 21202

One South Street                                                            PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                             11:00 a.m., Eastern time, on October 8, 1999

                                                                      The undersigned hereby appoints Daniel O. Hirsch and
                                                              Amy M. Olmert and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated
                                                              special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this
                                                              Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                      All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB, IC, II and III. All
                                                              ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposals IA, IB and IC, as votes
                                                              AGAINST the applicable Proposal.

                                                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH
To vote by Telephone                                          RESPECT TO THE TREASURY MONEY FUND. THE BOARD OF TRUSTEES RECOMMENDS A
                                                              VOTE FOR PROPOSALS IA, IB, IC, II AND III.
1)  Read the Proxy Statement and have the Proxy card               ---
    below at hand.
2)  Call 1-800-690-6903.                                      UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND
3)  Enter the 12-digit control number set forth on the        MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
    Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR
INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:


                                              KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TREASURY MONEY FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Biggar, (02) Dill,        For All      Withhold All      For All Except:     To withhold authority
     (03) Hale, (04) Langton, (05) Saunders, and                                                           to vote, mark "For All
     (06) Van Benschoten and Drs. (07) Gruber and         [_]            [_]               [_]             Except" and write the
     (08) Herring as Trustees of the Boards.                                                               nominee's number on the
                                                                                                            line below.

                                                                                                            __________________
Vote on Proposals

IA.   Approval of New Investment Advisory Agreement              III.  Ratification of the selection of PricewaterhouseCoopers LLP
      with Bankers Trust Company                                       as the independent accountants of the Fund and
      FOR [_]   AGAINST [_]   ABSTAIN [_]                              its corresponding Portfolio.
                                                                       FOR [_]    AGAINST [_]    ABSTAIN [_]
IB.   Approval of New Investment Advisory Agreement
      with Morgan Grenfell Inc.                                  The appointed proxies will vote on any other business
      FOR [_]    AGAINST [_]   ABSTAIN [_]                       as may properly come before the Special Meeting

IC.   Approval of New Investment Sub-advisory Agreement          Receipt of the Notice and the Joint Proxy Statement, dated
      with Bankers Trust Company                                 [August 23], 1999 (the "Proxy Statement"), is hereby acknowledged.
      FOR [_]    AGAINST [_]   ABSTAIN [_]


---------------------------------------------------              ---------------------------------------


---------------------------------------------------              ---------------------------------------
  Signature (Please sign within box)        Date                    Signature (Joint Owners)     Date


                               FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                          BT Investment Funds
[BT ALEX.BROWN]                                                                           International Equity Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                                      One South Street
                                                                                          Baltimore, Maryland 21202

One South Street                                                                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                                   11:00 a.m., Eastern time, on October 8, 1999

                                                                         The undersigned hereby appoints Daniel O. Hirsch and Amy M.
                                                                         Olmert and each of them, with full power of substitution,
                                                                         as proxies of the undersigned to vote all shares of stock
                                                                         that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all
                                                                         adjournments or postponements thereof (the "Special
                                                                         Meeting"), on the matters set forth on this Proxy Card,
                                                                         and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.
                                                                         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB,
                                                                         IC, II and III. All ABSTAIN votes will be counted in
                                                                         determining the existence of a quorum at the Special
                                                                         Meeting and, for Proposals IA, IB and IC, as votes AGAINST the applicable Proposal.

                                                                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                                                         WITH RESPECT TO THE INTERNATIONAL EQUITY FUND. THE BOARD
To vote by Telephone                                                     OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II
                                                                                                       ---
1)  Read the Proxy Statement and have the Proxy card                     AND III.
    below at hand.
2)  Call 1-800-690-6903.                                                 UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND
3)  Enter the 12-digit control number set forth on the                   DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE
    Proxy card and follow the simple instructions.                       ENCLOSED ENVELOPE.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR
INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:


                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
INTERNATIONAL EQUITY FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Biggar, (02) Dill,          For All      Withhold All      For All Except:     To withhold authority
     (03) Hale, (04) Langton, (05) Saunders, and                                                             to vote, mark "For All
     (06) Van Benschoten and Drs. (07) Gruber and           [_]           [_]                 [_]            Except" and write the
     (08) Herring as Trustees of the Boards.                                                                 nominee's number on the
                                                                                                             line below.

                                                                                                             __________________
Vote on Proposals

IA.  Approval of New Investment Advisory                     III.  Ratification of the selection of PricewaterhouseCoopers LLP
     Agreement with Bankers Trust Company                          as the independent accountants of the Fund and its corresponding
     FOR [_]   AGAINST [_]   ABSTAIN [_]                           Portfolio.     FOR[_]    AGAINST[_]    ABSTAIN [_]

IB.  Approval of New Investment Advisory                     The appointed proxies will vote on any other business as may
     Agreement with Morgan Grenfell Inc.                     properly come before the Special Meeting
     FOR [_]   AGAINST [_]   ABSTAIN [_]
                                                             Receipt of the Notice and the Joint Proxy Statement, dated [August
IC.  Approval of New Investment Sub-advisory                 23], 1999 (the "Proxy Statement"), is hereby acknowledged.
     Agreement with Bankers Trust Company
     FOR [_]   AGAINST [_]   ABSTAIN [_]


--------------------------------------------------           ---------------------------------------

--------------------------------------------------           ---------------------------------------
  Signature (Please sign within box)      Date                 Signature (Joint Owners)      Date


                               FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                         BT Investment Funds
[BT ALEX.BROWN]                                                                           Capital Appreciation Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                                      One South Street
                                                                                          Baltimore, Maryland 21202

One South Street                                                                PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                                  11:00 a.m., Eastern time, on October 8, 1999

                                                                              The undersigned hereby appoints Daniel O. Hirsch and
                                                                         Amy M. Olmert and each of them, with full power of
                                                                         substitution, as proxies of the undersigned to vote all
                                                                         shares of stock that the undersigned is entitled in any
                                                                         capacity to vote at the above-stated special meeting, and
                                                                         at any and all adjournments or postponements thereof (the
                                                                         "Special Meeting"), on the matters set forth on this Proxy
                                                                         Card, and, in their discretion, upon all matters incident
                                                                         to the conduct of the Special Meeting and upon such other
                                                                         matters as may properly be brought before the Special
                                                                         Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                              All properly executed proxies will be voted as
                                                                         directed. If no instructions are indicated on a properly
                                                                         executed proxy, the proxy will be voted FOR approval of
                                                                         Proposals IA, IB, IC, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the
                                                                         Special Meeting and, for Proposals IA, IB and IC, as votes
                                                                         AGAINST the applicable Proposal.

                                                                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
To vote by Telephone                                                     WITH RESPECT TO THE CAPITAL APPRECIATION FUND. THE BOARD OF
                                                                         TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II AND
1)  Read the Proxy Statement and have the Proxy card                                                ---
    below at hand.                                                       III.
2)  Call 1-800-690-6903.
3)  Enter the 12-digit control number set forth on the                   UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND
    Proxy card and follow the simple instructions.                       DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE
                                                                         ENCLOSED ENVELOPE.
To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR
INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:


                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
CAPITAL APPRECIATION FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Biggar, (02) Dill,          For All      Withhold All       For All Except:     To withhold authority
     (03) Hale, (04) Langton, (05) Saunders, and                                                              to vote, mark "For All
     (06) Van Benschoten and Drs. (07) Gruber and           [_]            [_]                 [_]            Except" and write the
     (08) Herring as Trustees of the Boards.                                                                  nominee's number on
                                                                                                              the line below.

                                                                                                              __________________
Vote on Proposals

IA.  Approval of New Investment Advisory                    III.  Ratification of the selection of PricewaterhouseCoopers LLP
     Agreement with Bankers Trust Company                         as the independent accountants of the Fund and its corresponding
     FOR [_]   AGAINST [_]   ABSTAIN [_]                          Portfolio.         FOR [_]    AGAINST [_]    ABSTAIN [_]

IB.  Approval of New Investment Advisory                    The appointed proxies will vote on any other business as may
     Agreement with Morgan Grenfell Inc.                    properly come before the Special Meeting
     FOR [_]   AGAINST [_]   ABSTAIN [_]
                                                            Receipt of the Notice and the Joint Proxy Statement, dated [August
IC.  Approval of New Investment Sub-advisory                23], 1999 (the "Proxy Statement"), is hereby acknowledged.
     Agreement with Bankers Trust Company
     FOR [_]   AGAINST [_]   ABSTAIN [_]

-------------------------------------------------           ----------------------------------------


-------------------------------------------------           ----------------------------------------
  Signature (Please sign within box)      Date                Signature (Joint Owners)       Date


                               FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                           BT Investment Funds
[BT ALEX.BROWN]                                                                     BT Investment Lifecycle Long Range Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                                       One South Street
                                                                                           Baltimore, Maryland 21202

One South Street                                                                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                                  11:00 a.m., Eastern time, on October 8, 1999

                                                                              The undersigned hereby appoints Daniel O. Hirsch and
                                                                         Amy M. Olmert and each of them, with full power of
                                                                         substitution, as proxies of the undersigned to vote all
                                                                         shares of stock that the undersigned is entitled in any
                                                                         capacity to vote at the above-stated special meeting, and
                                                                         at any and all adjournments or postponements thereof (the
                                                                         "Special Meeting"), on the matters set forth on this Proxy
                                                                         Card, and, in their discretion, upon all matters incident
                                                                         to the conduct of the Special Meeting and upon such other
                                                                         matters as may properly be brought before the Special
                                                                         Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                              All properly executed proxies will be voted as
                                                                         directed. If no instructions are indicated on a properly
                                                                         executed proxy, the proxy will be voted FOR approval of
                                                                         Proposals IA, IB, IC, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the
                                                                         Special Meeting and, for Proposals IA, IB and IC, as votes
                                                                         AGAINST the applicable Proposal.

                                                                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                                                         WITH RESPECT TO THE BT INVESTMENT LIFECYCLE LONG RANGE
To vote by Telephone                                                     FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS
                                                                                                                       ---
1)  Read the Proxy Statement and have the Proxy card                     IA, IB, IC, II AND III.
    below at hand.
2)  Call 1-800-690-6903.                                                 UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND
3)  Enter the 12-digit control number set forth on the                   DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE
    Proxy card and follow the simple instructions.                       ENCLOSED ENVELOPE.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR
INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:


                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BT INVESTMENT LIFECYCLE LONG RANGE FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Biggar, (02) Dill,          For All      Withhold All       For All Except:    To withhold authority
     (03) Hale, (04) Langton, (05) Saunders, and                                                             to vote, mark "For All
     (06) Van Benschoten and Drs. (07) Gruber and           [_]            [_]                 [_]           Except" and write the
     (08) Herring as Trustees of the Boards.                                                                 nominee's number on the
                                                                                                             line below.

                                                                                                             __________________
Vote on Proposals

IA.  Approval of New Investment Advisory Agreement            III.  Ratification of the selection of PricewaterhouseCoopers LLP
     with Bankers Trust Company                                     as the independent accountants of the Fund and its corresponding
     FOR [_]   AGAINST [_]   ABSTAIN [_]                            Portfolio.       FOR [_]    AGAINST [_]    ABSTAIN [_]

IB.  Approval of New Investment Advisory Agreement            The appointed proxies will vote on any other business as may
     with Morgan Grenfell Inc.                                properly come before the Special Meeting
     FOR [_]   AGAINST [_]   ABSTAIN [_]
                                                              Receipt of the Notice and the Joint Proxy Statement, dated [August
IC.  Approval of New Investment Sub-advisory                  23], 1999 (the "Proxy Statement"), is hereby acknowledged.
     Agreement with Bankers Trust Company
     FOR [_]   AGAINST [_]   ABSTAIN [_]


--------------------------------------------------            ----------------------------------------


--------------------------------------------------            ----------------------------------------
  Signature (Please sign within box)      Date                  Signature (Joint Owners)       Date


                               FORM OF PROXY CARD


[BANKERS TRUST LOGO]                                                                  BT Investment Funds
[BT ALEX.BROWN]                                                               BT Investment Lifecycle Mid Range Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                               One South Street
                                                                                   Baltimore, Maryland 21202

One South Street                                                         PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                           11:00 a.m., Eastern time, on October 8, 1999

                                                                       The undersigned hereby appoints Daniel O. Hirsch and
                                                                 Amy M. Olmert and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-
                                                                 stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special
                                                                 Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                       All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB, IC, II and
                                                                 III. All ABSTAIN votes will be counted in determining the
                                                                 existence of a quorum at the Special Meeting and, for Proposals
                                                                 IA, IB and IC, as votes AGAINST the applicable Proposal.

                                                                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH
                                                                 RESPECT TO THE BT INVESTMENT LIFECYCLE MID RANGE FUND. THE BOARD
To vote by Telephone                                             OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II AND III.
                                                                                               ---
1)  Read the Proxy Statement and have the Proxy card
    below at hand.                                               UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW
2)  Call 1-800-690-6903.                                         AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
3)  Enter the 12-digit control number set forth on the
    Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR
INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:



                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BT INVESTMENT LIFECYCLE MID RANGE FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Biggar, (02) Dill,           For All       Withhold All       For All Except:   To withhold authority
     (03) Hale, (04) Langton, (05) Saunders, and                                                              to vote, mark "For All
     (06) Van Benschoten and Drs. (07) Gruber and           [_]              [_]                [_]           Except" and write the
     (08) Herring as Trustees of the Boards.                                                                  nominee's number on
                                                                                                              the line below.

                                                                                                              __________________
Vote on Proposals

IA.  Approval of New Investment Advisory Agreement          III.    Ratification of the selection of PricewaterhouseCoopers LLP
     with Bankers Trust Company                                     as the independent accountants of the Fund and its corresponding
     FOR [_]     AGAINST [_]      ABSTAIN [_]                       Portfolio.
                                                                    FOR [_]     AGAINST [_]      ABSTAIN [_]
IB.  Approval of New Investment Advisory Agreement
     with Morgan Grenfell Inc.                              The appointed proxies will vote on any other business as may properly
     FOR [_]     AGAINST [_]      ABSTAIN [_]               come before the Special Meeting

IC.  Approval of New Investment Sub-advisory Agreement      Receipt of the Notice and the Joint Proxy Statement, dated
     with Bankers Trust Company                             [August 23], 1999 (the "Proxy Statement"), is hereby acknowledged.
     FOR [_]     AGAINST [_]      ABSTAIN [_]

-----------------------------------------------------               -----------------------------------------------------


-----------------------------------------------------               -----------------------------------------------------
  Signature (Please sign within box)        Date                         Signature (Joint Owners)              Date

                               FORM OF PROXY CARD


[BANKERS TRUST LOGO]                                                                BT Investment Funds
[BT ALEX.BROWN]                                                           BT Investment Lifecycle Short Range Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                             One South Street
                                                                                 Baltimore, Maryland 21202

One South Street                                                       PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                         11:00 a.m., Eastern time, on October 8, 1999

                                                                       The undersigned hereby appoints Daniel O. Hirsch and
                                                                Amy M. Olmert and each of them, with full power of
                                                                substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the
                                                                Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                       All properly executed proxies will be voted as directed.
                                                                If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB, IC,
                                                                II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for
                                                                Proposals IA, IB and IC, as votes AGAINST the applicable
                                                                Proposal.

                                                                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH
                                                                RESPECT TO THE BT INVESTMENT LIFECYCLE SHORT RANGE FUND. THE BOARD
To vote by Telephone                                            OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II AND III.
                                                                                              ---
1)  Read the Proxy Statement and have the Proxy card
    below at hand.                                              UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE
2)  Call 1-800-690-6903.                                        BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
3)  Enter the 12-digit control number set forth on the          ENVELOPE.
    Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE
OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:


                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BT INVESTMENT LIFECYCLE SHORT RANGE FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Biggar, (02) Dill,           For All       Withhold All       For All Except:   To withhold authority
     (03) Hale, (04) Langton, (05) Saunders, and                                                              to vote, mark "For All
     (06) Van Benschoten and Drs. (07) Gruber and           [_]              [_]                [_]           Except" and write the
     (08) Herring as Trustees of the Boards.                                                                  nominee's number on
                                                                                                              the line below.

                                                                                                              __________________
Vote on Proposals

IA.  Approval of New Investment Advisory Agreement          III.    Ratification of the selection of PricewaterhouseCoopers LLP
     with Bankers Trust Company                                     as the independent accountants of the Fund and its corresponding
     FOR [_]     AGAINST [_]      ABSTAIN [_]                       Portfolio.
                                                                    FOR [_]     AGAINST [_]      ABSTAIN [_]
IB.  Approval of New Investment Advisory Agreement
     with Morgan Grenfell Inc.                              The appointed proxies will vote on any other business as may properly
     FOR [_]     AGAINST [_]      ABSTAIN [_]               come before the Special Meeting

IC.  Approval of New Investment Sub-advisory Agreement      Receipt of the Notice and the Joint Proxy Statement, dated
     with Bankers Trust Company                             [August 23], 1999 (the "Proxy Statement"), is hereby acknowledged.
     FOR [_]     AGAINST [_]      ABSTAIN [_]

-----------------------------------------------------               -----------------------------------------------------


-----------------------------------------------------               -----------------------------------------------------
  Signature (Please sign within box)        Date                         Signature (Joint Owners)              Date

                               FORM OF PROXY CARD


[BANKERS TRUST LOGO]                                                                   BT Investment Funds
[BT ALEX.BROWN]                                                                     Pacific Basin Equity Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                                One South Street
                                                                                    Baltimore, Maryland 21202

One South Street                                                          PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                            11:00 a.m., Eastern time, on October 8, 1999

                                                                        The undersigned hereby appoints Daniel O. Hirsch and
                                                                  Amy M. Olmert and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-
                                                                  stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special
                                                                  Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                        All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB, IC, II and
                                                                  III. All ABSTAIN votes will be counted in determining the
                                                                  existence of a quorum at the Special Meeting and, for Proposals
                                                                  IA, IB and IC, as votes AGAINST the applicable Proposal.

                                                                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH
                                                                  RESPECT TO THE PACIFIC BASIN EQUITY FUND. THE BOARD OF TRUSTEES
To vote by Telephone                                              RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II AND III.
                                                                                    ---
1)  Read the Proxy Statement and have the Proxy card
    below at hand.                                                UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW
2)  Call 1-800-690-6903.                                          AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
3)  Enter the 12-digit control number set forth on the
    Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR
INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:



                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
PACIFIC BASIN EQUITY FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Biggar, (02) Dill,           For All       Withhold All       For All Except:   To withhold authority
     (03) Hale, (04) Langton, (05) Saunders, and                                                              to vote, mark "For All
     (06) Van Benschoten and Drs. (07) Gruber and           [_]              [_]                [_]           Except" and write the
     (08) Herring as Trustees of the Boards.                                                                  nominee's number on
                                                                                                              the line below.

                                                                                                              __________________
Vote on Proposals

IA.  Approval of New Investment Advisory Agreement          III.    Ratification of the selection of PricewaterhouseCoopers LLP
     with Bankers Trust Company                                     as the independent accountants of the Fund and its corresponding
     FOR [_]     AGAINST [_]      ABSTAIN [_]                       Portfolio.
                                                                    FOR [_]     AGAINST [_]      ABSTAIN [_]
IB.  Approval of New Investment Advisory Agreement
     with Morgan Grenfell Inc.                              The appointed proxies will vote on any other business as may properly
     FOR [_]     AGAINST [_]      ABSTAIN [_]               come before the Special Meeting

IC.  Approval of New Investment Sub-advisory Agreement      Receipt of the Notice and the Joint Proxy Statement, dated
     with Morgan Grenfell Investment Services Ltd.          [August 23], 1999 (the "Proxy Statement"), is hereby acknowledged.
     FOR [_]     AGAINST [_]      ABSTAIN [_]

-----------------------------------------------------               -----------------------------------------------------


-----------------------------------------------------               -----------------------------------------------------
  Signature (Please sign within box)        Date                         Signature (Joint Owners)              Date

                               FORM OF PROXY CARD


[BANKERS TRUST LOGO]                                                                   BT Investment Funds
[BT ALEX.BROWN]                                                                     Latin American Equity Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                                One South Street
                                                                                    Baltimore, Maryland 21202

One South Street                                                          PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                            11:00 a.m., Eastern time, on October 8, 1999

                                                                        The undersigned hereby appoints Daniel O. Hirsch and
                                                                  Amy M. Olmert and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-
                                                                  stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special
                                                                  Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                        All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB, IC, II and
                                                                  III. All ABSTAIN votes will be counted in determining the
                                                                  existence of a quorum at the Special Meeting and, for Proposals
                                                                  IA, IB and IC, as votes AGAINST the applicable Proposal.

                                                                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH
                                                                  RESPECT TO THE LATIN AMERICAN EQUITY FUND. THE BOARD OF TRUSTEES
To vote by Telephone                                              RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II AND III.
                                                                                    ---
1)  Read the Proxy Statement and have the Proxy card
    below at hand.                                                UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW
2)  Call 1-800-690-6903.                                          AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
3)  Enter the 12-digit control number set forth on the
    Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR
INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:



                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
LATIN AMERICAN EQUITY FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Biggar, (02) Dill,           For All       Withhold All       For All Except:   To withhold authority
     (03) Hale, (04) Langton, (05) Saunders, and                                                              to vote, mark "For All
     (06) Van Benschoten and Drs. (07) Gruber and           [_]              [_]                [_]           Except" and write the
     (08) Herring as Trustees of the Boards.                                                                  nominee's number on
                                                                                                              the line below.

                                                                                                              __________________
Vote on Proposals

IA.  Approval of New Investment Advisory Agreement          III.    Ratification of the selection of PricewaterhouseCoopers LLP
     with Bankers Trust Company                                     as the independent accountants of the Fund and its corresponding
     FOR [_]     AGAINST [_]      ABSTAIN [_]                       Portfolio.
                                                                    FOR [_]     AGAINST [_]      ABSTAIN [_]
IB.  Approval of New Investment Advisory Agreement
     with Morgan Grenfell Inc.                              The appointed proxies will vote on any other business as may properly
     FOR [_]     AGAINST [_]      ABSTAIN [_]               come before the Special Meeting

IC.  Approval of New Investment Sub-advisory Agreement      Receipt of the Notice and the Joint Proxy Statement, dated
     with Morgan Grenfell Investment Services Ltd.          [August 23], 1999 (the "Proxy Statement"), is hereby acknowledged.
     FOR [_]     AGAINST [_]      ABSTAIN [_]

-----------------------------------------------------               -----------------------------------------------------


-----------------------------------------------------               -----------------------------------------------------
  Signature (Please sign within box)        Date                         Signature (Joint Owners)              Date

                               FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                   BT Investment Funds
[BT ALEX.BROWN]                                                                           Small Cap Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                                One South Street
                                                                                    Baltimore, Maryland 21202

One South Street                                                          PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                            11:00 a.m., Eastern time, on October 8, 1999
                                                                  The undersigned hereby appoints Daniel O. Hirsch and Amy M. Olmert and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special
                                                             Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special
                                                             Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                  All properly executed proxies will be voted as directed.  If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB, IC, II and III.  All ABSTAIN votes will be counted in determining the existence of a quorum at the
                                                             Special Meeting and, for Proposals IA, IB and IC, as votes AGAINST the applicable Proposal.

                                                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT
To vote by Telephone                                         TO THE SMALL CAP FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR
                                                             PROPOSALS IA, IB, IC, II AND III.
1)  Read the Proxy Statement and have the Proxy card
    below at hand.                                           UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND
2)  Call 1-800-690-6903.                                     MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
3)  Enter the 12-digit control number set forth on the
    Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR
INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
SMALL CAP FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Biggar, (02) Dill,           For All       Withhold All       For All Except:   To withhold authority
     (03) Hale, (04) Langton, (05) Saunders, and                                                              to vote, mark "For All
     (06) Van Benschoten and Drs. (07) Gruber and           [_]              [_]                [_]           Except" and write the
     (08) Herring as Trustees of the Boards.                                                                  nominee's number on
                                                                                                              the line below.

                                                                                                              __________________
Vote on Proposals

IA.  Approval of New Investment Advisory Agreement          III.    Ratification of the selection of PricewaterhouseCoopers LLP
     with Bankers Trust Company                                     as the independent accountants of the Fund and its corresponding
     FOR [_]     AGAINST [_]      ABSTAIN [_]                       Portfolio.
                                                                    FOR [_]     AGAINST [_]      ABSTAIN [_]
IB.  Approval of New Investment Advisory Agreement
     with Morgan Grenfell Inc.                              The appointed proxies will vote on any other business as may properly
     FOR [_]     AGAINST [_]      ABSTAIN [_]               come before the Special Meeting

IC.  Approval of New Investment Sub-advisory Agreement      Receipt of the Notice and the Joint Proxy Statement, dated
     with Bankers Trust Company                             [August 23], 1999 (the "Proxy Statement"), is hereby acknowledged.
     FOR [_]     AGAINST [_]      ABSTAIN [_]

-----------------------------------------------------               -----------------------------------------------------


-----------------------------------------------------               -----------------------------------------------------
  Signature (Please sign within box)        Date                         Signature (Joint Owners)              Date

                               FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                   BT Investment Funds
[BT ALEX.BROWN]                                                                  BT PreservationPlus Income Fund
MUTUAL FUND SERVICES -- LEGAL DEPARTMENT
MS 1-18-8                                                                                One South Street
                                                                                    Baltimore, Maryland 21202

One South Street                                                          PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
Baltimore, Maryland  21202-3220                                            11:00 a.m., Eastern time, on October 8, 1999

                                                                  The undersigned hereby appoints Daniel O. Hirsch and Amy M. Olmert and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special
                                                             Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special
                                                             Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                  All properly executed proxies will be voted as directed.  If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB, IC, II and III.  All ABSTAIN votes will be counted in determining the existence of a quorum at the
                                                             Special Meeting and, for Proposals IA, IB and IC, as votes AGAINST the applicable Proposal.

                                                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT
                                                             TO THE BT PRESERVATIONPLUS INCOME FUND. THE BOARD OF TRUSTEES
                                                             RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II AND III.
                                                                               ---
                                                             UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND
                                                             MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:



                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                            DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BT PRESERVATIONPLUS INCOME FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II.  Election of Messrs. (01) Biggar, (02) Dill, (03) Hale, (04)    For All  Withhold All  For All Except:   To withhold authority
     Langton, (05) Saunders, and (06) Van Benschoten and Drs. (07)    [_]        [_]            [_]          to vote, mark "For All
     Gruber and (08) Herring as Trustees of the Boards.                                                      Except" and write the
                                                                                                             nominee's number on the
                                                                                                             line below.

                                                                                                             __________________
Vote on Proposals

IA.   Approval of New Investment                                      III.  Ratification of the selection
      Advisory Agreement with                                               of Ernst & Young LLP as the
      Bankers Trust Company      FOR [_] AGAINST [_] ABSTAIN [_]            independent accountants of the
                                                                            Fund and its corresponding
IB.   Approval of New Investment                                            Portfolio.          FOR [_] AGAINST [_] ABSTAIN [_]
      Advisory Agreement with Morgan
      Grenfell Inc.              FOR [_] AGAINST [_] ABSTAIN [_]      The appointed proxies will vote on any other business as may properly come before the Special Meeting
IC.   Approval of New Investment
      Sub-advisory Agreement with                                     Receipt of the Notice and the Joint Proxy Statement, dated
      Bankers Trust Company      FOR [_] AGAINST [_] ABSTAIN [_]      [August 23], 1999 (the "Proxy Statement"), is hereby
                                                                      acknowledged.

-------------------------------------------------                     ---------------------------------------

-------------------------------------------------                     ---------------------------------------
  Signature (Please sign within box)      Date                          Signature (Joint Owners)      Date


                                                               [August 23], 1999

                                 IMPORTANT NEWS
                    FOR SHAREHOLDERS OF BT INVESTMENT FUNDS


          Here is a brief overview of some matters affecting your Fund which require a shareholder vote. We encourage you to read the full text of the enclosed Proxy Statement, and to vote your shares.

Q.   What has happened to require a shareholder vote?

A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank AG. Deutsche Bank, a banking company organized under the laws of the Federal Republic of Germany, provides a comprehensive range of global banking and financial services.

     Deutsche Bank now ranks as the fourth largest investment manager in the world with $670-billion in assets in a full range of active and index strategies. Deutsche Asset Management handles the investment management activities of Deutsche Bank in the Americas, United Kingdom and Asia and will manage $256 billion in assets globally.

     To ensure that Bankers Trust may continue to serve as investment adviser of the BT Mutual Funds, we are seeking shareholder approval of new advisory agreements.

     THE BOARD MEMBERS OF YOUR FUND RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.   Why am I being asked to vote on the new advisory agreements?

A. The Investment Company Act, which regulates investment companies in the United States such as your BT Mutual Fund, requires a shareholder vote to approve a new advisory agreement following certain types of business combinations. Each of the new advisory agreements became effective immediately upon consummation of the merger and will continue in effect only upon shareholder approval.

Q.   How does the merger affect my BT Mutual Fund?

A. Your BT Mutual Fund and its respective investment objectives have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. Each of the new advisory agreements contains substantially the same terms and conditions as the agreement in effect prior to the merger, except for the dates of execution and termination. If shareholders do not approve the new advisory agreements, the agreements will no longer continue and the governing Boards of your Fund will take such action as they deem to be in the best interests of the Fund, and their respective shareholders.

Q.   Have the investment advisory fees remained the same?

A.   Yes.

Q.   What are the benefits of the merger?

A. There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, including asset management. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

Q.   How do the Board of Trustees of my BT Mutual Fund recommend that I vote?

A. After careful consideration, the Boards of Trustees of your BT Mutual Fund recommend that you vote in favor of all the proposals on the enclosed proxy card(s).

Q.   Whom do I call for more information?

A. If you need more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-732-6168.

Q.   How can I vote my shares?

A.   You may choose from one of the following options to vote your shares:

      . By mail, with the enclosed proxy card(s) and return envelope.
      . By telephone, with a toll-free call to the telephone number that appears on your proxy card.
      . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.
      . In person at the shareholder meeting (see details enclosed in proxy statement).

Q. Will my BT Mutual Fund pay for the proxy solicitation and legal costs associated with this transaction?

A.   No, Bankers Trust will bear these costs.

Q.   What happens if I own shares in more than one BT Mutual Fund?

A. If you have more than one BT Mutual Fund in your name at the same address, you will receive separate proxy cards for each Fund but only one proxy statement for the account.

Please vote all issues on each proxy card that you receive. Thank you for mailing your proxy card(s) promptly.

[August 23], 1999

Dear Shareholder:

On June 4, 1999, Bankers Trust merged with Deutsche Bank AG. As a result of the merger, we are asking shareholders of BT Mutual Funds to approve new advisory agreements. Enclosed is further information relating to these changes, including a Questions & Answers section and proxy card(s).

        Important information about the changes:

        . The merger has no effect on the number of shares you own or the value of those shares.
        . The advisory fees payable under the new advisory agreements have not increased.
        . The investment objective and policies of your mutual fund investment have not changed.

In addition to the change in advisory agreements, shareholders are also being asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Trustees of your BT Mutual Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.
     ---

        What you need to do:

        .    Read all enclosed materials including the Questions & Answers section.
        .    Choose one of the following options to vote:

                1. By Mail: Complete the enclosed proxy card and return in postage-paid envelope provided.
                2. By Telephone: Call the Toll-Free # on your proxy card by (dd/mm/yy).
                3.  By Internet: Logon to WWW.proxyvote.com  by (dd/mm/yy)
                          -----------------
                4.  Attend Shareholder Meeting (details enclosed)

Please note: if you own shares of more than one Fund, you will receive more than one proxy card. Please sign and return each proxy card you receive (unless you are voting by telephone or through the Internet).

Sincerely,

[INSERT MR. HIRSCH'S SIGNATURE]

Daniel O. Hirsch

Secretary

BT Mutual Funds